UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2018

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—2.9%
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	$14,382	$14,387
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	1,625,000	1,639,044
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	550,000	559,034
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	526,181	525,591
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	305,000	304,224
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	476,000	474,383
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	1,347,000	1,338,796
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	1,747,000	1,733,465
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	1,315,000	1,314,528
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,270,000	2,259,910
Series 2017-4, Cl. D, 3.08%, 12/18/23	985,000	968,842
Cabela’s Credit Card Master Note Trust:
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,518,697
Series 2016-1, Cl. A2, 2.923% [LIBOR01M+85], 6/15/22[2]	4,605,000	4,630,129
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	290,000	287,909
Capital One Multi-Asset Execution Trust, Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,655,000	2,620,820
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	62,459	62,363
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	523,840
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,804,084
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,365,272
Series 2016-3, Cl. D, 2.94%, 1/17/23	915,000	903,406
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,040,000	2,006,390
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,775,000	1,766,554
Series 2017-4, Cl. D, 3.30%, 5/15/24	750,000	739,898
Series 2018-1, Cl. D, 3.37%, 7/15/24	510,000	506,199
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,725,000	1,693,437
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	615,000	609,106
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	175,000	173,020
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	642,154	638,157
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	495,000	483,488
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	293,412	292,428
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	740,000	734,076
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	1,255,000	1,242,054
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	975,000	967,508
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	160,000	159,577
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	1,505,000	1,485,385
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	915,000	911,236
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	1,305,000	1,294,209

1        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	$500,000	$493,119
Discover Card Execution Note Trust, Series 2016-A4, Cl. A4, 1.39%, 3/15/22	4,715,000	4,639,173
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	125,000	125,742
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	310,000	312,871
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	505,727	506,646
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	1,085,000	1,086,019
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,240,000	1,255,925
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,155,000	1,153,739
Series 2017-3, Cl. C, 2.80%, 7/15/22	835,000	832,492
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	920,000	920,268
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,685,000	1,695,901
Series 2018-1, Cl. D, 3.81%, 5/15/24	1,000,000	999,048
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	559,084	562,549
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	555,000	573,166
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	405,000	403,681
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	1,120,000	1,120,161
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,160,000	1,181,445
Series 2017-2A, Cl. B, 2.44%, 2/15/21[1]	605,000	603,814
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,330,000	1,328,790
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	1,055,000	1,050,863
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	1,245,000	1,260,578
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	1,410,000	1,401,204
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,035,000	1,030,835
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	1,045,000	1,041,708
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	583,314	579,863
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	1,050,000	1,041,462
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	130,000	130,790
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,725,000	2,836,420
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	2,255,746	2,243,325
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	850,000	840,522
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.391% [LIBOR01M+330], 9/27/21[1,2]	595,000	598,284
Series 2017-1, Cl. C, 3.641% [LIBOR01M+155], 6/27/22[1,2]	435,000	436,962
Series 2017-1, Cl. D, 4.391% [LIBOR01M+230], 6/27/22[1,2]	505,000	505,552
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,435,706
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	882,711
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,215,000	1,207,823
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	2,460,000	2,503,238
Series 2017-3, Cl. D, 3.20%, 11/15/23	2,030,000	2,013,556

2        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2018-1, Cl. D, 3.32%, 3/15/24	$750,000	$738,423
Series 2018-2, Cl. D, 3.88%, 2/15/24	370,000	368,721
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	1,330,000	1,311,887
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	845,532
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	1,620,000	1,614,220
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	1,340,000	1,318,786
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	642,126	639,615
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	1,785,000	1,820,055
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	1,845,000	1,851,909
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	1,095,000	1,085,957
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	2,075,000	2,063,587
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	1,195,000	1,187,169
Series 2016-B, Cl. A, 1.44%, 6/15/22	2,860,000	2,856,057
Series 2017-A, Cl. A, 2.12%, 3/15/24	3,060,000	3,008,515
Series 2017-B, Cl. A, 1.98%, 6/15/23	2,260,000	2,241,003
Series 2017-C, Cl. A, 2.31%, 8/15/24	2,980,000	2,924,927
Series 2018-A, Cl. A, 3.07%, 12/16/24	3,660,000	3,645,675
Total Asset-Backed Securities (Cost $115,542,810)		114,909,435

Mortgage-Backed Obligations—20.7%
Government Agency—12.6%
FHLMC/FNMA/FHLB/Sponsored—10.2%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	423,648	451,833
5.50%, 9/1/39	1,022,232	1,094,438
6.00%, 1/1/19-7/1/24	407,646	439,533
6.50%, 1/1/19-6/1/35	428,904	474,884
7.00%, 8/1/21-3/1/35	654,754	717,841
7.50%, 1/1/32-2/1/32	1,229,696	1,427,249
8.50%, 8/1/31	40,280	45,427
10.00%, 5/1/20	638	643
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 5/1/20	7,383	7,458
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 70.385%, 4/1/27[3]	104,312	20,587
Series 192, Cl. IO, 99.999%, 2/1/28[3]	46,751	9,657
Series 205, Cl. IO, 56.489%, 9/1/29[3]	278,234	59,579
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	124,924	31,567
Series 207, Cl. IO, 0.00%, 4/1/30[3,4]	100,859	20,416
Series 214, Cl. IO, 0.00%, 6/1/31[3,4]	80,047	17,404
Series 243, Cl. 6, 10.043%, 12/15/32[3]	236,896	39,792

3        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	$821,950	$872,682
Series 151, Cl. F, 9.00%, 5/15/21	521	538
Series 1590, Cl. IA, 3.123% [LIBOR01M+105], 10/15/23[2]	588,081	600,305
Series 1674, Cl. Z, 6.75%, 2/15/24	23,282	24,686
Series 2034, Cl. Z, 6.50%, 2/15/28	6,929	7,500
Series 2042, Cl. N, 6.50%, 3/15/28	6,533	7,007
Series 2043, Cl. ZP, 6.50%, 4/15/28	717,151	789,266
Series 2053, Cl. Z, 6.50%, 4/15/28	6,149	6,849
Series 2116, Cl. ZA, 6.00%, 1/15/29	345,336	367,002
Series 2122, Cl. F, 2.523% [LIBOR01M+45], 2/15/29[2]	17,456	17,541
Series 2279, Cl. PK, 6.50%, 1/15/31	11,132	12,154
Series 2326, Cl. ZP, 6.50%, 6/15/31	97,554	105,089
Series 2344, Cl. FP, 3.023% [LIBOR01M+95], 8/15/31[2]	239,820	246,498
Series 2368, Cl. PR, 6.50%, 10/15/31	12,093	13,342
Series 2401, Cl. FA, 2.723% [LIBOR01M+65], 7/15/29[2]	28,388	28,854
Series 2412, Cl. GF, 3.023% [LIBOR01M+95], 2/15/32[2]	290,595	298,806
Series 2427, Cl. ZM, 6.50%, 3/15/32	476,994	525,614
Series 2451, Cl. FD, 3.073% [LIBOR01M+100], 3/15/32[2]	135,613	139,666
Series 2461, Cl. PZ, 6.50%, 6/15/32	53,444	57,983
Series 2464, Cl. FI, 3.073% [LIBOR01M+100], 2/15/32[2]	130,440	133,584
Series 2470, Cl. AF, 3.073% [LIBOR01M+100], 3/15/32[2]	218,798	225,337
Series 2470, Cl. LF, 3.073% [LIBOR01M+100], 2/15/32[2]	133,404	136,619
Series 2475, Cl. FB, 3.073% [LIBOR01M+100], 2/15/32[2]	182,706	186,938
Series 2517, Cl. GF, 3.073% [LIBOR01M+100], 2/15/32[2]	110,302	112,960
Series 2551, Cl. LF, 2.573% [LIBOR01M+50], 1/15/33[2]	16,646	16,747
Series 2635, Cl. AG, 3.50%, 5/15/32	185,727	184,861
Series 2668, Cl. AZ, 4.00%, 9/15/18	2,013	2,013
Series 2676, Cl. KY, 5.00%, 9/15/23	288,190	299,135
Series 2707, Cl. QE, 4.50%, 11/15/18	8,565	8,574
Series 2770, Cl. TW, 4.50%, 3/15/19	5,211	5,230
Series 3010, Cl. WB, 4.50%, 7/15/20	1,862	1,884
Series 3025, Cl. SJ, 17.148% [-3.667xUS0001M+2,475], 8/15/35[2]	274,111	367,910
Series 3741, Cl. PA, 2.15%, 2/15/35	66,322	66,250
Series 3815, Cl. BD, 3.00%, 10/15/20	1,263	1,263
Series 3840, Cl. CA, 2.00%, 9/15/18	578	578
Series 3848, Cl. WL, 4.00%, 4/15/40	419,092	423,416
Series 3857, Cl. GL, 3.00%, 5/15/40	10,571	10,637
Series 3917, Cl. BA, 4.00%, 6/15/38	209,407	207,998
Series 4221, Cl. HJ, 1.50%, 7/15/23	444,668	434,145
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 48.783%, 3/15/28[3]	14,701	2,850
Series 2049, Cl. PL, 99.823%, 4/15/28[3]	79,221	15,637
Series 2074, Cl. S, 99.999%, 7/17/28[3]	64,845	6,737
Series 2079, Cl. S, 99.999%, 7/17/28[3]	116,501	14,501
Series 2177, Cl. SB, 99.999%, 8/15/29[3]	79,114	12,925
Series 2526, Cl. SE, 54.076%, 6/15/29[3]	144,693	21,392
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	576,012	79,573

4        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2795, Cl. SH, 69.412%, 3/15/24[3]	$887,250	$67,304
Series 2920, Cl. S, 99.999%, 1/15/35[3]	1,052,186	145,052
Series 2922, Cl. SE, 19.677%, 2/15/35[3]	67,055	8,634
Series 2981, Cl. AS, 2.173%, 5/15/35[3]	488,693	52,108
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,185,953	166,510
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	1,462,025	139,886
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	331,360	52,961
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	105,685	9,409
Series 3450, Cl. BI, 12.999%, 5/15/38[3]	498,367	67,899
Series 3606, Cl. SN, 13.489%, 12/15/39[3]	251,046	31,305
Series 3659, Cl. IE, 0.00%, 3/15/19[3,4]	52,367	432
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	3,109	23
Federal National Mortgage Assn.:
2.50%, 7/1/33[5]	15,585,000	15,147,450
3.00%, 7/1/33-8/1/48[5]	18,170,000	17,897,434
3.50%, 8/1/48[5]	84,105,000	83,585,317
4.00%, 8/1/48[5]	22,265,000	22,666,815
4.50%, 8/1/48[5]	215,630,000	224,141,488
5.00%, 8/1/48[5]	2,795,000	2,955,453
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[3]	30,665,946	359,724
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[3]	5,027,739	142,653
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	120,078	120,990
5.00%, 7/1/19-12/1/21	34,360	34,970
5.50%, 1/1/22-5/1/36	429,930	461,107
6.50%, 12/1/29-1/1/34	2,342,281	2,588,894
7.00%, 9/1/21-4/1/34	3,799,925	4,276,511
7.50%, 2/1/27-3/1/33	1,875,546	2,133,932
8.50%, 7/1/32	6,167	6,271
9.50%, 3/15/21	4,288	4,343
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[3]	97,695	12,603
Series 247, Cl. 2, 99.999%, 10/25/23[3]	46,530	5,850
Series 252, Cl. 2, 99.999%, 11/25/23[3]	11,211	1,517
Series 254, Cl. 2, 99.999%, 1/25/24[3]	34,909	4,917
Series 301, Cl. 2, 17.627%, 4/25/29[3]	129,860	27,233
Series 303, Cl. IO, 88.071%, 11/25/29[3]	133,531	31,349
Series 313, Cl. 2, 99.999%, 6/25/31[3]	1,075,005	230,738
Series 319, Cl. 2, 99.999%, 2/25/32[3]	349,727	78,417
Series 321, Cl. 2, 19.925%, 4/25/32[3]	636,283	150,622
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	270,087	65,458
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	230,537	52,595
Series 331, Cl. 5, 99.999%, 2/25/33[3]	542,691	97,866
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	1,056,579	246,338
Series 334, Cl. 10, 2.512%, 2/25/33[3]	438,664	76,571
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	634,673	135,000

5        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	$1,291,754	$285,043
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	379,224	86,938
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	160,206	39,026
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	293,655	57,755
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	209,308	45,470
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	100,815	22,005
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	15,056	3,676
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	32,326	34,942
Series 1997-45, Cl. CD, 8.00%, 7/18/27	344,216	388,017
Series 1998-58, Cl. PC, 6.50%, 10/25/28	192,773	209,352
Series 1999-14, Cl. MB, 6.50%, 4/25/29	11,036	12,181
Series 1999-54, Cl. LH, 6.50%, 11/25/29	373,746	405,775
Series 2001-19, Cl. Z, 6.00%, 5/25/31	142,501	155,871
Series 2001-65, Cl. F, 2.691% [LIBOR01M+60], 11/25/31[2]	256,403	260,416
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	308,066	334,715
Series 2002-21, Cl. PE, 6.50%, 4/25/32	362,290	399,364
Series 2002-29, Cl. F, 3.091% [LIBOR01M+100], 4/25/32[2]	149,088	152,797
Series 2002-64, Cl. FJ, 3.091% [LIBOR01M+100], 4/25/32[2]	45,823	46,964
Series 2002-68, Cl. FH, 2.585% [LIBOR01M+50], 10/18/32[2]	90,301	90,722
Series 2002-81, Cl. FM, 2.591% [LIBOR01M+50], 12/25/32[2]	172,990	174,372
Series 2002-84, Cl. FB, 3.091% [LIBOR01M+100], 12/25/32[2]	28,734	29,414
Series 2003-100, Cl. PA, 5.00%, 10/25/18	3,429	3,427
Series 2003-11, Cl. FA, 3.091% [LIBOR01M+100], 9/25/32[2]	39,210	40,147
Series 2003-112, Cl. AN, 4.00%, 11/25/18	4,213	4,216
Series 2003-116, Cl. FA, 2.491% [LIBOR01M+40], 11/25/33[2]	95,824	95,925
Series 2003-84, Cl. GE, 4.50%, 9/25/18	465	465
Series 2004-25, Cl. PC, 5.50%, 1/25/34	16,435	16,544
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,078,986
Series 2005-71, Cl. DB, 4.50%, 8/25/25	637,678	650,833
Series 2006-11, Cl. PS, 16.899% [-3.667 x LIBOR01M+2,456.67], 3/25/36[2]	304,694	439,155
Series 2006-46, Cl. SW, 16.532% [-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	397,524	542,935
Series 2008-75, Cl. DB, 4.50%, 9/25/23	16,898	16,914
Series 2009-113, Cl. DB, 3.00%, 12/25/20	54,840	54,837
Series 2009-36, Cl. FA, 3.031% [LIBOR01M+94], 6/25/37[2]	182,430	186,651
Series 2009-70, Cl. TL, 4.00%, 8/25/19	12,087	12,085
Series 2010-43, Cl. KG, 3.00%, 1/25/21	25,060	25,074
Series 2011-122, Cl. EC, 1.50%, 1/25/20	45,095	44,750
Series 2011-15, Cl. DA, 4.00%, 3/25/41	194,479	193,755
Series 2011-3, Cl. EL, 3.00%, 5/25/20	72,181	72,124
Series 2011-3, Cl. KA, 5.00%, 4/25/40	653,257	680,344
Series 2011-38, Cl. AH, 2.75%, 5/25/20	564	563
Series 2011-6, Cl. BA, 2.75%, 6/25/20	32,387	32,567
Series 2011-82, Cl. AD, 4.00%, 8/25/26	80,829	81,028
Series 2011-88, Cl. AB, 2.50%, 9/25/26	10,590	10,581
Series 2012-20, Cl. FD, 2.491% [LIBOR01M+40], 3/25/42[2]	996,318	997,076

6        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 32.568%, 11/18/31[3]	$291,032	$50,174
Series 2001-63, Cl. SD, 33.538%, 12/18/31[3]	8,580	1,300
Series 2001-68, Cl. SC, 99.999%, 11/25/31[3]	6,055	985
Series 2001-81, Cl. S, 40.19%, 1/25/32[3]	82,176	13,527
Series 2002-28, Cl. SA, 28.446%, 4/25/32[3]	71,262	11,984
Series 2002-38, Cl. SO, 60.481%, 4/25/32[3]	88,123	12,616
Series 2002-39, Cl. SD, 47.858%, 3/18/32[3]	137,105	24,226
Series 2002-48, Cl. S, 36.392%, 7/25/32[3]	108,084	19,251
Series 2002-52, Cl. SL, 26.077%, 9/25/32[3]	67,936	11,881
Series 2002-53, Cl. SK, 60.477%, 4/25/32[3]	85,465	15,479
Series 2002-56, Cl. SN, 37.483%, 7/25/32[3]	148,232	26,402
Series 2002-65, Cl. SC, 51.272%, 6/25/26[3]	262,499	32,095
Series 2002-77, Cl. IS, 48.876%, 12/18/32[3]	150,134	26,592
Series 2002-77, Cl. SH, 40.85%, 12/18/32[3]	113,535	17,889
Series 2002-89, Cl. S, 37.333%, 1/25/33[3]	814,387	144,334
Series 2002-9, Cl. MS, 25.28%, 3/25/32[3]	115,380	20,806
Series 2003-13, Cl. IO, 47.38%, 3/25/33[3]	629,707	148,784
Series 2003-26, Cl. DI, 48.232%, 4/25/33[3]	412,470	106,200
Series 2003-26, Cl. IK, 55.649%, 4/25/33[3]	72,284	16,238
Series 2003-33, Cl. SP, 99.999%, 5/25/33[3]	347,682	67,863
Series 2003-4, Cl. S, 18.665%, 2/25/33[3]	166,192	31,375
Series 2003-46, Cl. IH, 0.00%, 6/25/23[3,4]	47,075	4,370
Series 2004-56, Cl. SE, 10.139%, 10/25/33[3]	380,748	63,625
Series 2005-12, Cl. SC, 30.112%, 3/25/35[3]	31,934	4,357
Series 2005-14, Cl. SE, 44.055%, 3/25/35[3]	245,614	26,913
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	1,418,134	187,140
Series 2005-40, Cl. SB, 99.999%, 5/25/35[3]	627,110	72,171
Series 2005-52, Cl. JH, 27.363%, 5/25/35[3]	741,647	88,840
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	1,480,854	203,054
Series 2007-88, Cl. XI, 0.00%, 6/25/37[3,4]	2,192,876	326,592
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	114,777	10,272
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	6,124	305
Series 2010-95, Cl. DI, 0.00%, 11/25/20[3,4]	172,182	3,260
Series 2011-96, Cl. SA, 7.741%, 10/25/41[3]	391,387	52,811
Series 2012-134, Cl. SA, 2.447%, 12/25/42[3]	1,160,114	193,910
Series 2012-40, Cl. PI, 8.814%, 4/25/41[3]	2,943,178	461,577
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[3,4]	1,977,640	949
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[3,4]	233,257	4,075
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[3,4]	7,330,907	3,035
		403,464,387

GNMA/Guaranteed—2.4%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	325,243	340,855
8.00%, 1/15/28-9/15/28	240,116	252,162

7        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn. II Pool:
2.75% [H15T1Y+150], 7/20/27[2]	$2,320	$2,391
3.50%, 7/1/48[5]	29,940,000	30,047,596
4.00%, 7/1/48[5]	60,820,000	62,325,059
7.00%, 1/20/30	51,784	59,687
11.00%, 10/20/19	22	22
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 38.936%, 4/16/37[3]	1,002,432	138,637
Series 2011-52, Cl. HS, 19.146%, 4/16/41[3]	1,773,330	201,200
		93,367,609

Non-Agency—8.1%
Commercial—3.7%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	81,659	82,019
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	113,834	113,366
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 13.898%, 1/15/51[3]	13,244,047	526,524
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,6,7]	72,481	1,543
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.496%, 11/13/50[3]	5,538,601	346,811
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	732,581	725,683
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	710,000	716,379
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C4, Cl. XA, 13.828%, 10/12/50[3]	15,557,189	1,154,326
COMM Mortgage Trust:
Series 2012-CR3, Cl. ASB, 2.372%, 10/15/45	134,462	132,719
Series 2012-LC4, Cl. A3, 3.069%, 12/10/44	288,061	288,152
Series 2013-CR13, Cl. ASB, 3.706%, 11/10/46	1,350,000	1,370,550
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,770,696
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	1,750,000	1,771,713
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	475,000	476,090
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	70,200
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	690,000	704,036
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	4,721,927
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	805,000	803,450
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 22.258%, 12/10/45[3]	7,262,220	410,769
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.304% [US0001M+22], 7/22/36[1,2]	920,000	884,189
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	2,586	482
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 4.005%, 5/25/45[1,8]	12,875,000	12,617,849
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,8]	1,975,000	1,916,461
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,8]	335,000	324,586
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,8]	4,187,000	4,035,009

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K28, Cl. C, 3.61%, 6/25/46[1,8]	$7,865,000	$7,766,515
Series 2013-K29, Cl. C, 3.601%, 5/25/46[1,8]	4,700,000	4,481,603
Series 2013-K713, Cl. C, 3.262%, 4/25/46[1,8]	420,000	418,032
Series 2014-K714, Cl. C, 3.981%, 1/25/47[1,8]	200,000	200,920
Series 2014-K715, Cl. C, 4.265%, 2/25/46[1,8]	25,000	24,947
Series 2015-K44, Cl. B, 3.81%, 1/25/48[1,8]	7,345,000	7,231,545
Series 2015-K45, Cl. B, 3.714%, 4/25/48[1,8]	13,050,000	12,712,573
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,8]	840,000	827,871
Series 2017-K724, Cl. B, 3.601%, 11/25/23[1,8]	4,465,000	4,330,186
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	3,160,000	3,164,223
GS Mortgage Securities Trust:
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	250,792	248,165
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	408,946
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	620,000	627,742
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	974,528	975,702
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	160,000	157,456
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	2,345,000	2,315,113
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,499,400
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	425,000	416,527
Series 2013-LC11, Cl. ASB, 2.554%, 4/15/46	351,862	347,379
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,705,868
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	1,580,000	1,540,999
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.692%, 7/25/35[8]	198,413	204,151
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.278%, 7/26/36[1,8]	9,609,776	9,250,850
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	525,000	532,619
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	780,000	781,588
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	295,000	298,156
Series 2014-C24, Cl. B, 4.116%, 11/15/47[8]	1,655,000	1,662,367
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	2,980,000	3,016,041
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,770,000	3,757,708
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,7,8]	50,244	36,464
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	697,151	687,675
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,539,404
Series 2014-C14, Cl. B, 4.793%, 2/15/47[8]	680,000	710,520
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 12.66%, 12/15/50[3]	5,011,945	299,753
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 3.059%, 11/26/36[1,8]	588,968	588,764
Series 2012-R3, Cl. 1B, 3.059%, 11/26/36[1,8]	12,311,942	11,092,109
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.475%, 6/26/46[1,8]	96,042	95,980

9        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.731%, 8/25/34[8]	$7,635,795	$7,686,608
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 13.993%, 11/15/50[3]	9,813,324	656,694
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.05%, 5/10/63[1,8]	7,532,194	6,262,635
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	2,300,000	2,270,796
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.341%, 12/15/50[3]	6,577,317	447,447
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,780,470
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,467,658
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	320,000	321,404
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[8]	1,135,000	1,165,436
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 28.559%, 3/15/44[1,3]	12,995,795	398,977
		146,379,515

Multi-Family—0.0%
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 3.041% [US0001M+95], 5/25/24[2]	740,823	742,981
Series 2017-C04, Cl. 2M1, 2.941% [US0001M+85], 11/25/29[2]	1,885,012	1,890,930
		2,633,911

Residential—4.4%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	59,421	59,931
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.651% [US0001M+56], 2/25/33[2]	15,989	15,383
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,438,086	1,435,517
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,365,110	1,369,768
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 3.964%, 5/25/35[8]	1,660,269	1,676,358
Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	493,234	499,416
Series 2009-8, Cl. 7A2, 3.822%, 3/25/36[1,8]	23,005,292	23,087,155
Series 2012-8, Cl. 1A1, 3.901%, 10/25/35[1,8]	52,876	52,954
Series 2014-8, Cl. 1A2, 2.374% [US0001M+29], 7/20/36[1,2]	1,635,000	1,605,345
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 5.091% [US0001M+300], 7/25/24[2]	2,347,122	2,516,688
Series 2016-C03, Cl. 1M1, 4.091% [US0001M+200], 10/25/28[2]	547,826	555,368
Series 2016-C07, Cl. 2M1, 3.391% [US0001M+130], 5/25/29[2]	1,142,731	1,147,094
Series 2017-C01, Cl. 1M2, 5.641% [US0001M+355], 7/25/29[2]	11,610,000	12,623,048

10        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2017-C02, Cl. 2M1, 3.241% [US0001M+115], 9/25/29[2]	$3,398,350	$3,417,875
Series 2017-C03, Cl. 1M1, 3.041% [US0001M+95], 10/25/29[2]	3,129,278	3,147,447
Series 2017-C06, Cl. 1M1, 2.841% [US0001M+75], 2/25/30[2]	468,949	469,720
Series 2017-C07, Cl. 1M1, 2.741% [US0001M+65], 5/25/30[2]	1,513,141	1,513,442
Series 2017-C07, Cl. 1M2, 4.491% [US0001M+240], 5/25/30[2]	1,540,000	1,573,476
Series 2017-C07, Cl. 2M1, 2.741% [US0001M+65], 5/25/30[2]	584,870	585,134
Series 2018-C01, Cl. 1M1, 2.691% [US0001M+60], 7/25/30[2]	2,062,352	2,060,054
Series 2018-C02, Cl. 2M1, 2.741% [US0001M+65], 8/25/30[2]	801,824	802,162
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 2.303% [US0001M+23], 12/15/35[2]	70,695	69,651
Series 2006-H, Cl. 2A1A, 2.223% [US0001M+15], 11/15/36[2]	53,840	41,542
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.349%, 7/25/35[8]	299,630	302,576
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[8]	69,258	69,433
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.401% [US0001M+31], 7/25/35[2]	56,216	56,166
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.191% [US0001M+10], 8/25/36[2]	3,818,924	2,027,594
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	57,042	51,067
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	4,876,787	4,591,705
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.341% [US0001M+425], 11/25/23[2]	2,434,064	2,706,481
Series 2014-DN1, Cl. M3, 6.591% [US0001M+450], 2/25/24[2]	2,085,000	2,406,205
Series 2014-DN2, Cl. M3, 5.691% [US0001M+360], 4/25/24[2]	2,160,000	2,397,657
Series 2014-HQ2, Cl. M3, 5.841% [US0001M+375], 9/25/24[2]	2,495,000	2,849,429
Series 2015-HQA2, Cl. M2, 4.891% [US0001M+280], 5/25/28[2]	881,174	906,065
Series 2016-DNA1, Cl. M2, 4.991% [US0001M+290], 7/25/28[2]	1,222,190	1,253,943
Series 2016-DNA3, Cl. M3, 7.091% [US0001M+500], 12/25/28[2]	7,155,000	8,396,734
Series 2016-DNA4, Cl. M1, 2.891% [US0001M+80], 3/25/29[2]	359,733	360,067
Series 2016-DNA4, Cl. M3, 5.891% [US0001M+380], 3/25/29[2]	13,920,000	15,509,536
Series 2016-HQA3, Cl. M1, 2.891% [US0001M+80], 3/25/29[2]	1,612,814	1,614,945
Series 2016-HQA3, Cl. M3, 5.941% [US0001M+385], 3/25/29[2]	9,805,000	10,948,324
Series 2016-HQA4, Cl. M1, 2.891% [US0001M+80], 4/25/29[2]	1,247,563	1,248,866

11        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2016-HQA4, Cl. M3, 5.991% [US0001M+390], 4/25/29[2]		$9,480,000	$10,601,103
Series 2017-DNA1, Cl. M2, 5.341% [US0001M+325], 7/25/29[2]		11,970,000	12,912,482
Series 2017-HQA1, Cl. M1, 3.291% [US0001M+120], 8/25/29[2]		4,561,160	4,592,678
Series 2017-HQA2, Cl. M1, 2.891% [US0001M+80], 12/25/29[2]		1,426,240	1,429,121
Series 2017-HQA3, Cl. M1, 2.641% [US0001M+55], 4/25/30[2]		2,917,548	2,915,706
Series 2018-DNA1, Cl. M1, 2.541% [US0001M+45], 7/25/30[2]		3,500,537	3,486,815
Series 2018-DNA1, Cl. M2, 3.891% [US0001M+180], 7/25/30[2]		3,110,000	3,062,113
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 3.459%, 10/25/33[8]		108,851	110,626
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 3.839%, 2/25/35[8]		2,186,006	2,242,483
Series 2005-AR15, Cl. 1A2, 3.552%, 9/25/35[8]		477,375	465,275
Series 2005-AR15, Cl. 1A6, 3.552%, 9/25/35[8]		4,721,535	4,569,023
Series 2005-AR4, Cl. 2A2, 3.97%, 4/25/35[8]		142,837	144,131
Series 2006-AR10, Cl. 1A1, 4.12%, 7/25/36[8]		427,243	419,255
Series 2006-AR10, Cl. 5A5, 4.278%, 7/25/36[8]		830,880	844,373
Series 2006-AR2, Cl. 2A3, 3.822%, 3/25/36[8]		2,980,083	3,019,839
Series 2006-AR7, Cl. 2A4, 4.323%, 5/25/36[8]		2,060,417	2,112,259
Series 2006-AR8, Cl. 2A1, 3.933%, 4/25/36[8]		1,434,305	1,460,607
			172,409,210
Total Mortgage-Backed Obligations (Cost $804,103,538)			818,254,632

Foreign Government Obligations—17.1%
Angola—0.3%
Republic of Angola:
8.25% Sr. Unsec. Nts., 5/9/28[1]		7,505,000	7,530,712
9.375% Sr. Unsec. Nts., 5/8/48[1]		3,920,000	3,968,596
			11,499,308

Argentina—1.4%
Argentine Republic:
4.625% Sr. Unsec. Nts., 1/11/23		3,760,000	3,322,468
5.875% Sr. Unsec. Nts., 1/11/28		11,060,000	9,020,812
6.875% Sr. Unsec. Nts., 1/26/27		4,175,000	3,689,656
6.875% Sr. Unsec. Nts., 1/11/48		4,915,000	3,725,619
7.50% Sr. Unsec. Nts., 4/22/26		1,535,000	1,421,794
16.00% Bonds, 10/17/23	ARS	25,715,000	801,208
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	764,115
21.20% Bonds, 9/19/18	ARS	961,000,000	31,886,781
			54,632,453

12        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Belarus—0.0%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[1]		$1,305,000	$1,353,840

Brazil—0.8%
Federative Republic of Brazil:
5.00% Sr. Unsec. Nts., 1/27/45		3,800,000	3,017,238
10.00% Unsec. Nts., 1/1/21	BRL	32,000,000	8,379,237
10.00% Unsec. Nts., 1/1/25	BRL	72,700,000	17,676,668
18.093% Unsec. Nts., 5/15/45[14]	BRL	2,050,000	1,641,712
			30,714,855

Chile—0.5%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	12,431,500,000	19,426,559

Colombia—0.6%
Republic of Colombia:
3.875% Sr. Unsec. Nts., 4/25/27		1,255,000	1,215,154
4.00% Sr. Unsec. Nts., 2/26/24		1,235,000	1,235,309
6.125% Sr. Unsec. Nts., 1/18/41		4,535,000	5,090,537
Series B, 7.50% Bonds, 8/26/26	COP	30,170,000,000	10,954,642
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	6,043,934
			24,539,576

Croatia—0.1%
Republic of Croatia, 3.875% Sr. Unsec. Nts., 5/30/22	EUR	3,590,000	4,643,404

Dominican Republic—0.6%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		22,305,000	22,109,831
6.85% Sr. Unsec. Nts., 1/27/45[1]		2,600,000	2,586,896
			24,696,727

Ecuador—0.2%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[1]		2,365,000	1,990,029
8.875% Sr. Unsec. Nts., 10/23/27[1]		4,830,000	4,286,384
			6,276,413

Egypt—0.5%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	5,100,000	5,490,735
6.125% Sr. Unsec. Nts., 1/31/22[1]		2,705,000	2,666,984
6.588% Sr. Unsec. Nts., 2/21/28[1]		2,615,000	2,410,520
6.875% Sr. Unsec. Nts., 4/30/40[1]		755,000	646,386
8.50% Sr. Unsec. Nts., 1/31/47[1]		3,970,000	3,858,776
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	72,000,000	3,919,827
			18,993,228

13        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Gabon—0.2%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		$6,725,000	$6,042,823

Ghana—0.3%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[1]		6,285,000	6,149,495
8.627% Sr. Unsec. Nts., 6/16/49[1]		3,655,000	3,567,763
			9,717,258

Greece—1.4%
Hellenic Republic:
Bonds, 10/15/42[8]	EUR	76,770,000	357,174
3.375% Sr. Unsec. Nts., 2/15/25[1]	EUR	9,145,000	10,584,814
3.75% Bonds, 1/30/28	EUR	9,470,000	10,886,058
3.90% Bonds, 1/30/33	EUR	29,425,000	32,104,416
4.00% Bonds, 1/30/37	EUR	2,375,000	2,535,007
			56,467,469

Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		1,325,000	1,334,540
8.75% Sr. Unsec. Nts., 12/16/20[1]		1,200,000	1,301,640
			2,636,180

Hungary—0.2%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		2,676,000	2,884,891
Series 25/B, 5.50% Bonds, 6/24/25	HUF	489,160,000	2,010,202
Series 27/A, 3.00% Bonds, 10/27/27	HUF	1,050,000,000	3,556,021
			8,451,114

India—1.3%
Republic of India:
7.59% Sr. Unsec. Nts., 1/11/26	INR	1,400,000,000	19,814,817
8.20% Sr. Unsec. Nts., 2/15/22	INR	1,400,000,000	20,621,449
8.20% Sr. Unsec. Nts., 9/24/25	INR	734,400,000	10,761,664
			51,197,930

Indonesia—1.4%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		1,480,000	1,481,850
4.55% Sr. Unsec. Nts., 3/29/26[1]		2,355,000	2,346,169
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		2,495,000	2,371,220
4.125% Sr. Unsec. Nts., 1/15/25[1]		1,260,000	1,239,966
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	142,915,000,000	10,178,241
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	260,905,000,000	18,616,801
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	287,520,000,000	18,910,509
			55,144,756

14        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Iraq—0.1%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		$1,520,000	$1,368,176
6.752% Sr. Unsec. Nts., 3/9/23[1]		2,515,000	2,422,876
			3,791,052

Ivory Coast—0.3%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[1]	EUR	2,700,000	3,180,217
5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	3,128,000	3,503,158
6.125% Sr. Unsec. Nts., 6/15/33[1]		3,220,000	2,851,400
6.625% Sr. Unsec. Nts., 3/22/48[1]	EUR	2,607,000	2,875,518
			12,410,293

Mexico—0.7%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28		2,585,000	2,447,349
Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	7,762,201
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	300,000,000	15,333,946
Series M, 8.00% Bonds, 11/7/47	MXN	57,735,000	3,012,697
			28,556,193

Mongolia—0.1%
Mongolia:
5.125% Sr. Unsec. Nts., 12/5/22[1]		760,000	713,620
5.625% Sr. Unsec. Nts., 5/1/23[1]		1,850,000	1,755,621
			2,469,241

Nigeria—0.2%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[1]		1,850,000	1,750,954
7.696% Sr. Unsec. Nts., 2/23/38[1]		4,470,000	4,236,711
			5,987,665

Oman—0.2%
Sultanate of Oman, 6.75% Sr. Unsec. Nts., 1/17/48[1]		8,425,000	7,655,798

Peru—0.5%
Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]	PEN	14,655,000	4,635,835
6.15% Sr. Unsec. Nts., 8/12/32[1]	PEN	11,630,000	3,641,585
6.35% Sr. Unsec. Nts., 8/12/28[1]	PEN	14,360,000	4,577,950
7.84% Sr. Unsec. Nts., 8/12/20[1]	PEN	20,000,000	6,726,553
			19,581,923

Poland—0.4%
Republic of Poland:
Series 0422, 2.25% Bonds, 4/25/22	PLN	37,200,000	9,950,291
Series 0725, 3.25% Bonds, 7/25/25	PLN	10,000,000	2,716,412

15        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Poland (Continued)
Republic of Poland: (Continued)
Series 0727, 2.50% Bonds, 7/25/27	PLN	18,350,000	$4,636,160
			17,302,863

Portugal—0.0%
Portuguese Republic, 4.10% Sr. Unsec. Nts., 2/15/45[1]	EUR	1,195,000	1,721,272

Romania—0.1%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[1]	EUR	2,495,000	2,923,952
3.875% Sr. Unsec. Nts., 10/29/35[1]	EUR	835,000	998,300
			3,922,252

Russia—0.3%
Russian Federation:
4.375% Sr. Unsec. Nts., 3/21/29[1]		1,260,000	1,223,230
Series 6209, 7.60% Bonds, 7/20/22	RUB	189,415,000	3,053,264
Series 6211, 7.00% Bonds, 1/25/23	RUB	497,900,000	7,825,120
			12,101,614

Senegal—0.1%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[1]		1,470,000	1,445,261
6.25% Unsec. Nts., 5/23/33[1]		1,320,000	1,173,810
6.75% Sr. Unsec. Nts., 3/13/48[1]		2,375,000	2,039,567
			4,658,638

Serbia—0.1%
Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[1]		5,100,000	5,155,238

South Africa—1.6%
Republic of South Africa:
5.875% Sr. Unsec. Nts., 6/22/30		3,760,000	3,738,132
Series 2023, 7.75% Bonds, 2/28/23	ZAR	62,500,000	4,470,662
Series 2030, 8.00% Bonds, 1/31/30	ZAR	185,000,000	12,313,859
Series 2037, 8.50% Bonds, 1/31/37	ZAR	264,900,000	17,517,368
Series 2048, 8.75% Bonds, 2/28/48	ZAR	30,000,000	1,989,785
Series R186, 10.50% Bonds, 12/21/26	ZAR	247,825,000	19,804,971
Series R214, 6.50% Bonds, 2/28/41	ZAR	60,000,000	3,111,103
			62,945,880

Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		3,810,000	3,657,257
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,720,000	3,661,678
6.00% Sr. Unsec. Nts., 1/14/19[1]		3,955,000	3,977,306
6.25% Sr. Unsec. Nts., 10/4/20[1]		1,225,000	1,243,314

16        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Sri Lanka (Continued)
Democratic Socialist Republic of Sri Lanka: (Continued)
6.75% Sr. Unsec. Nts., 4/18/28[1]		$2,520,000	$2,384,300
			14,923,855

Thailand—0.4%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	176,600,000	5,311,422
2.125% Sr. Unsec. Nts., 12/17/26	THB	350,000,000	10,203,013
			15,514,435

Turkey—0.9%
Republic of Turkey:
8.80% Bonds, 11/14/18	TRY	30,930,000	6,551,126
10.60% Bonds, 2/11/26	TRY	14,000,000	2,322,235
10.70% Bonds, 2/17/21	TRY	70,855,000	13,187,419
11.00% Bonds, 2/24/27	TRY	25,430,000	4,229,246
12.40% Bonds, 3/8/28	TRY	61,000,000	10,981,421
			37,271,447

Ukraine—0.6%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/20		2,460,000	2,453,392
7.75% Sr. Unsec. Nts., 9/1/23		5,690,000	5,495,288
7.75% Sr. Unsec. Nts., 9/1/24		3,675,000	3,495,462
7.75% Sr. Unsec. Nts., 9/1/25		2,450,000	2,306,565
7.75% Sr. Unsec. Nts., 9/1/26		8,135,000	7,567,242
7.75% Sr. Unsec. Nts., 9/1/27		4,080,000	3,759,573
			25,077,522

Uruguay—0.2%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		7,270,000	7,173,673
9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	36,445,000	1,154,231
			8,327,904
Total Foreign Government Obligations (Cost $743,707,775)			675,808,978

Corporate Loans—0.4%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.73% [LIBOR12+275], 8/25/21[2]		698,237	692,525
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.069% 4/15/23[5,8]		1,405,000	1,394,898
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.594% [LIBOR12+450], 4/6/24[2]		1,500,000	1,513,125
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.844% [LIBOR4+675], 1/30/19[2,9]		2,135,000	1,634,076
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.569% [LIBOR4+425], 6/23/23[2]		765,000	732,487

17        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.834% [LIBOR4+550], 9/30/22[2]	$698,223	$668,441
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.344% [LIBOR4+725], 4/16/20[2]	3,753,511	3,549,226
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.263% [LIBOR12+325], 10/25/20[2]	2,802,530	2,490,749
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.01% [LIBOR12+300], 3/11/22[2]	705,000	584,611
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.09% [LIBOR12+400], 3/29/21[2]	664,924	633,340
Total Corporate Loans (Cost $13,788,043)		13,893,478

Corporate Bonds and Notes—39.7%
Consumer Discretionary—6.1%
Auto Components—0.2%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	2,905,000	2,894,106
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[6]	630,000	623,700
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	1,785,000	1,816,237
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	1,310,000	1,223,213
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	875,000	914,375
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	810,000	725,355
		8,196,986

Automobiles—0.1%
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	633,000	616,019
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	1,750,000	1,570,625
		2,186,644

Distributors—0.0%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	989,000	989,000

Diversified Consumer Services—0.1%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	345,000	293,250
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1]	705,000	716,456
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,990,000	1,288,525
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	1,280,000	1,212,288
		3,510,519

Hotels, Restaurants & Leisure—1.7%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	2,150,000	2,047,875
5.00% Sec. Nts., 10/15/25[1]	3,555,000	3,381,516

18        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	$1,890,000	$1,830,937
5.00% Sr. Unsec. Nts., 2/1/28[1]	2,115,000	2,025,112
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26[1]	1,745,000	1,729,731
6.375% Sr. Unsec. Nts., 4/1/26	690,000	700,350
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	2,075,000	1,968,656
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	1,880,000	1,663,800
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	840,000	861,000
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	1,360,000	1,368,500
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	1,070,000	1,131,525
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	4,485,000	4,497,020
8.75% Sr. Sub. Nts., 10/1/25[1]	3,150,000	3,243,586
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	1,135,000	1,082,506
5.125% Sr. Unsec. Nts., 5/1/26[1]	1,400,000	1,382,500
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	1,735,000	1,776,206
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	2,870,000	2,956,100
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	705,000	675,037
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	925,000	876,438
5.25% Sr. Unsec. Nts., 6/1/26[1]	2,515,000	2,483,562
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	3,450,000	3,267,849
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	2,910,000	2,960,925
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	1,965,000	1,972,369
6.00% Sr. Unsec. Nts., 3/15/23	2,175,000	2,245,688
6.625% Sr. Unsec. Nts., 12/15/21	1,080,000	1,139,400
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	1,755,000	1,660,669
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	2,495,000	2,357,775
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	1,935,000	1,751,175
Premier Cruises Ltd., 11.00% Sr. Unsec. Nts., 3/15/08[1,7,9]	14,750,000	—
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	3,105,000	2,965,275
10.00% Sr. Unsec. Nts., 12/1/22	3,518,000	3,759,863
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	280,000	303,828
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	1,455,000	1,417,461
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	1,400,000	1,319,500

19        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	$1,420,000	$1,345,450
Wyndham Hotels & Resorts, Inc., 5.375% Sr. Unsec. Nts., 4/15/26[1]	700,000	698,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	1,075,000	1,006,469
5.50% Sr. Unsec. Nts., 3/1/25[1]	700,000	689,500
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	355,000	339,806
5.50% Sr. Unsec. Nts., 10/1/27[1]	355,000	339,913
		69,223,122

Household Durables—0.8%
Arcelik AS, 5.00% Sr. Unsec. Nts., 4/3/23[1]	1,260,000	1,191,974
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	3,235,000	3,344,181
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	2,485,000	2,176,910
6.75% Sr. Unsec. Nts., 3/15/25	4,170,000	4,003,200
7.25% Sr. Unsec. Nts., 2/1/23	119,000	122,272
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	1,535,000	1,653,963
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	220,000	212,586
4.75% Sr. Unsec. Nts., 5/30/25	2,135,000	2,073,619
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	2,135,000	2,006,900
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	2,130,000	1,864,602
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	941,000	962,257
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	1,035,000	987,131
5.50% Sr. Unsec. Nts., 3/1/26	1,705,000	1,694,344
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[6]	2,700,000	2,700,000
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	480,000	472,200
4.875% Sr. Unsec. Nts., 3/15/27	835,000	782,813
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	2,891,000	2,742,836
6.00% Sr. Unsec. Nts., 9/1/23[1]	1,405,000	1,394,055
		30,385,843

Internet & Catalog Retail—0.1%
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/28[1]	700,000	710,290
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	3,301,000	3,193,937
		3,904,227

Media—2.3%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	525,000	518,700
7.50% Sr. Sec. Nts., 5/15/26[1]	1,225,000	1,187,882
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	1,905,000	1,905,000

20        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Media (Continued)
Altice France SA:
6.00% Sr. Sec. Nts., 5/15/22[1]	$1,075,000	$1,083,063
7.375% Sr. Sec. Nts., 5/1/26[1]	1,470,000	1,442,732
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[1]	525,000	509,906
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[1]	525,000	507,937
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	1,785,000	1,755,994
5.875% Sr. Sub. Nts., 11/15/26	1,825,000	1,761,125
6.125% Sr. Sub. Nts., 5/15/27	1,440,000	1,404,000
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	1,425,000	1,373,358
5.00% Sr. Unsec. Nts., 4/1/24	700,000	691,250
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	3,338,000	3,538,280
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	1,250,000	1,253,125
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	710,000	669,175
5.00% Sr. Unsec. Nts., 2/1/28[1]	1,890,000	1,738,800
5.125% Sr. Unsec. Nts., 5/1/27[1]	2,881,000	2,697,336
5.375% Sr. Unsec. Nts., 5/1/25[1]	530,000	514,100
5.75% Sr. Unsec. Nts., 2/15/26[1]	3,250,000	3,201,250
5.875% Sr. Unsec. Nts., 4/1/24[1]	650,000	654,875
5.875% Sr. Unsec. Nts., 5/1/27[1]	530,000	518,737
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	1,260,000	1,240,942
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	710,000	737,513
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	4,115,000	4,217,875
Series B, 7.625% Sr. Sub. Nts., 3/15/20	3,575,000	3,567,099
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	1,805,000	1,710,237
5.50% Sr. Unsec. Nts., 4/15/27[1]	1,880,000	1,800,100
10.875% Sr. Unsec. Nts., 10/15/25[1]	1,770,000	2,044,881
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	6,025,000	5,121,250
7.75% Sr. Unsec. Nts., 7/1/26	715,000	629,200
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	1,770,000	1,694,775
5.875% Sr. Unsec. Nts., 7/15/26[1]	4,790,000	4,568,463
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	4,005,000	3,053,813
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	3,080,000	3,132,945
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	1,400,000	1,393,000
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	705,000	615,113
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	640,000	632,800
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,465,000	2,381,806
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	2,120,000	1,934,500
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,240,000	2,228,800
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	1,780,000	1,717,700

21        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	$1,580,000	$1,585,925
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,379,000	1,136,107
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	710,000	641,663
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	1,590,000	1,612,658
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	735,000	707,437
5.125% Sr. Sec. Nts., 2/15/25[1]	4,395,000	4,070,869
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[1]	350,000	334,285
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	2,335,000	2,168,631
5.50% Sr. Sec. Nts., 8/15/26[1]	2,095,000	1,966,367
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	3,680,000	3,446,688
		91,020,067

Multiline Retail—0.1%
JC Penney Corp., Inc.:
5.875% Sr. Sec. Nts., 7/1/23[1]	1,130,000	1,063,613
7.40% Sr. Unsec. Nts., 4/1/37	710,000	415,350
8.625% Sec. Nts., 3/15/25[1]	1,370,000	1,164,500
Neiman Marcus Group Ltd. LLC, 8.00% Sr. Unsec. Nts., 10/15/21[1]	350,000	233,187
		2,876,650

Specialty Retail—0.6%
Claire’s Stores, Inc., 9.00% Sr. Sec. Nts., 3/15/19[1,9]	1,060,000	673,100
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	1,065,000	1,035,712
8.25% Sr. Unsec. Nts., 4/15/25[1]	2,100,000	2,073,750
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	1,810,000	1,821,313
6.75% Sr. Unsec. Nts., 3/15/21[1]	3,860,000	3,927,550
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	705,000	627,450
5.625% Sr. Unsec. Nts., 2/15/22	2,312,000	2,358,240
6.875% Sr. Unsec. Nts., 11/1/35	5,570,000	4,985,150
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	1,425,000	1,392,938
PetSmart, Inc., 5.875% Sr. Sec. Nts., 6/1/25[1]	1,050,000	811,125
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	1,320,000	1,224,300
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	2,467,000	2,320,141
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	1,800,000	1,710,000
		24,960,769

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	945,000	926,100

22        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Textiles, Apparel & Luxury Goods (Continued)
Hanesbrands, Inc.: (Continued)
4.875% Sr. Unsec. Nts., 5/15/26[1]	$1,460,000	$1,416,200
		2,342,300

Consumer Staples—1.2%
Beverages—0.0%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	1,250,000	1,170,596

Food & Staples Retailing—0.5%
Albertsons Cos, Inc., 6.085% [US0003M+375] Sr. Sec. Nts., 1/15/24[1,2]	2,100,000	2,110,500
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	2,190,000	2,075,025
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	1,910,000	1,222,400
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	1,709,000	1,691,910
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	2,195,000	1,788,925
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	1,260,000	1,247,400
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	3,345,000	3,396,011
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	4,970,000	4,336,325
SUPERVALU, Inc., 7.75% Sr. Unsec. Nts., 11/15/22	1,620,000	1,672,650
		19,541,146

Food Products—0.6%
Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[1]	509,000	422,394
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	720,000	680,400
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[1]	1,265,000	1,112,567
Bunge Ltd. Finance Corp., 3.25% Sr. Unsec. Nts., 8/15/26	1,712,000	1,564,768
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	3,095,000	2,998,281
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	3,775,000	3,529,625
6.75% Sr. Unsec. Nts., 2/15/28[1]	3,525,000	3,334,474
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1]	1,360,000	1,276,312
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	1,260,000	1,159,200
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	2,130,000	2,050,125
5.875% Sr. Unsec. Nts., 9/30/27[1]	710,000	660,300
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	655,000	612,425
5.75% Sr. Unsec. Nts., 3/1/27[1]	2,135,000	2,065,613
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	1,592,000	1,634,188
		23,100,672

Household Products—0.0%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	1,800,000	1,624,500
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	695,000	705,425
		2,329,925

23        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Personal Products—0.1%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	$2,360,000	$2,351,032

Energy—7.5%
Energy Equipment & Services—0.9%
Bristow Group, Inc.:
6.25% Sr. Unsec. Nts., 10/15/22	330,000	258,225
8.75% Sr. Sec. Nts., 3/1/23[1]	1,000,000	980,000
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	2,095,000	2,108,094
CGG Holding US, Inc., 9.00% Sr. Sec. Nts., 5/1/23[1]	350,000	362,687
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	1,960,000	1,634,150
7.75% Sr. Unsec. Nts., 2/1/26	355,000	336,700
Eterna Capital Pte Ltd.:
7.50% Sr. Sec. Nts., 12/11/22[10]	2,625,000	2,605,088
8.00% Sr. Sec. Nts., 12/11/22[10]	5,360,266	5,143,781
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	720,000	761,400
KCA Deutag UK Finance plc, 7.25% Sr. Sec. Nts., 5/15/21[1]	275,000	267,437
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	1,055,000	1,102,475
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25[1]	1,255,000	1,189,112
Noble Holding International Ltd., 7.875% Sr. Unsec. Nts., 2/1/26[1]	1,410,000	1,454,062
Parker Drilling Co.:
6.75% Sr. Unsec. Nts., 7/15/22	1,565,000	1,150,275
7.50% Sr. Unsec. Nts., 8/1/20	350,000	294,000
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	3,990,000	3,810,450
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	635,000	653,732
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	1,335,000	1,298,288
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	1,030,000	1,062,188
Shelf Drilling Holdings Ltd., 8.25% Sr. Unsec. Nts., 2/15/25[1]	705,000	712,931
Tervita Escrow Corp., 7.625% Sr. Sec. Nts., 12/1/21[1]	700,000	717,500
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	710,000	722,869
9.00% Sr. Unsec. Nts., 7/15/23[1]	3,000,000	3,240,000
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	1,085,000	1,049,738
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	345,000	345,863
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	3,506,000	3,557,468
		36,818,513

Oil, Gas & Consumable Fuels—6.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	715,000	761,475
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	496,000	463,257
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	809,000	830,139

24        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	$3,145,000	$3,070,306
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	1,140,000	1,259,700
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	1,860,000	1,753,050
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	355,000	363,875
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	1,400,000	1,389,080
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	1,803,000	1,645,237
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	955,000	955,000
7.625% Sr. Unsec. Nts., 1/15/22	2,835,000	2,849,175
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	1,035,000	1,009,125
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	1,430,000	1,422,850
7.00% Sr. Sec. Nts., 6/30/24	2,375,000	2,597,656
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	1,360,000	1,383,800
8.00% Sec. Nts., 12/15/22[1]	665,000	700,544
8.00% Sr. Unsec. Nts., 1/15/25	895,000	913,750
8.00% Sr. Unsec. Nts., 6/15/27	1,395,000	1,422,900
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	700,000	697,456
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	195,058
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	1,465,000	1,519,937
CNX Resources Corp.:
5.875% Sr. Unsec. Nts., 4/15/22	495,000	498,807
8.00% Sr. Unsec. Nts., 4/1/23	376,000	399,857
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/1/25	455,000	456,137
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	2,825,000	2,733,187
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	2,750,000	2,818,750
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	625,000	620,312
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	1,560,000	1,657,032
9.25% Sec. Nts., 3/31/22[1]	1,567,000	1,664,937
Endeavor Energy Resources LP/EER Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1]	870,000	846,075
5.75% Sr. Unsec. Nts., 1/30/28[1]	700,000	685,125
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	1,445,000	1,484,737
Energy Transfer Partners LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[2,11]	1,752,000	1,601,985
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	2,705,000	2,823,344
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	1,050,000	1,076,250

25        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EP Energy LLC/Everest Acquisition Finance, Inc.: (Continued)
8.00% Sr. Sec. Nts., 11/29/24[1]	$700,000	$710,500
8.00% Sec. Nts., 2/15/25[1]	4,185,000	3,264,300
9.375% Sec. Nts., 5/1/24[1]	4,039,000	3,332,175
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	710,000	747,275
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	1,755,000	1,561,950
Frontera Energy Corp., 9.70% Sr. Unsec. Nts., 6/25/23[1]	1,190,000	1,184,050
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	1,525,000	1,504,031
6.25% Sr. Unsec. Nts., 5/15/26	2,885,000	2,726,325
6.50% Sr. Unsec. Nts., 10/1/25	2,135,000	2,060,275
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	705,000	682,087
6.375% Sr. Unsec. Nts., 5/15/25	700,000	683,375
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	1,425,000	1,339,500
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	700,000	701,750
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	479,000	514,925
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	315,000	315,787
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	720,650
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	2,115,000	2,056,837
Indika Energy Capital III Pte Ltd., 5.875% Sr. Sec. Nts., 11/9/24[1]	1,935,000	1,726,842
Jones Energy Holdings LLC/Jones Energy Finance Corp.:
6.75% Sr. Unsec. Nts., 4/1/22	2,067,000	1,291,875
9.25% Sr. Sec. Nts., 3/15/23[1]	1,055,000	1,060,275
KazMunayGas National Co. JSC:
4.75% Sr. Unsec. Nts., 4/24/25[1]	8,410,000	8,433,128
4.75% Sr. Unsec. Nts., 4/19/27[1]	14,350,000	14,045,952
5.375% Sr. Unsec. Nts., 4/24/30[1]	5,055,000	5,083,510
6.375% Sr. Unsec. Nts., 10/24/48[1]	10,290,000	10,417,339
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	3,155,000	2,942,037
Laredo Petroleum, Inc., 6.25% Sr. Unsec. Nts., 3/15/23	315,000	316,969
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[6]	1,300,000	1,319,500
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[1]	5,680,000	5,009,186
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	1,435,000	1,436,794
7.00% Sr. Unsec. Nts., 3/31/24[1]	1,545,000	1,450,369
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]	1,460,000	1,432,129
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24	975,000	1,026,187
Murray Energy Corp., 12.00% Sec. Nts., 4/15/24	6,423,000	5,427,435
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	730,000	772,888

26        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25		$3,595,000	$3,415,250
7.50% Sr. Unsec. Nts., 11/1/23		1,705,000	1,728,444
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27		640,000	621,600
Oasis Petroleum, Inc.:
6.25% Sr. Unsec. Nts., 5/1/26[1]		700,000	707,875
6.875% Sr. Unsec. Nts., 1/15/23		745,000	758,969
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		700,000	691,250
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		1,065,000	1,059,675
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23		1,685,000	1,752,400
7.25% Sr. Unsec. Nts., 6/15/25		1,355,000	1,427,831
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23		1,025,000	1,039,094
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26[1]		1,420,000	1,421,775
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[7,9,12]		3,195,000	3
6.375% Sr. Sec. Nts., 3/31/25[1]		700,000	721,875
10.00% Sr. Sec. Nts., 3/15/22[7,9,12]		5,950,000	6
Petrobras Global Finance BV:
5.299% Sr. Unsec. Nts., 1/27/25[1]		4,070,000	3,765,768
5.75% Sr. Unsec. Nts., 2/1/29		2,515,000	2,214,784
5.999% Sr. Unsec. Nts., 1/27/28[1]		3,512,000	3,184,506
7.25% Sr. Unsec. Nts., 3/17/44		1,260,000	1,170,225
7.375% Sr. Unsec. Nts., 1/17/27		14,030,000	14,047,538
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24	EUR	1,220,000	1,448,336
3.75% Sr. Unsec. Nts., 4/16/26	EUR	2,690,000	3,092,644
5.35% Sr. Unsec. Nts., 2/12/28[1]		21,220,000	20,137,780
6.50% Sr. Unsec. Nts., 3/13/27		1,830,000	1,874,378
6.75% Sr. Unsec. Nts., 9/21/47		2,030,000	1,934,590
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		2,925,000	2,691,594
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		1,780,000	1,706,575
Reliance Industries Ltd., 7.00% Unsec. Nts., 8/31/22	INR	540,000,000	7,530,531
Repsol International Finance BV, 4.50% [EUSA10+420] Jr. Sub. Nts., 3/25/75[2]	EUR	3,590,000	4,389,336
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		5,455,000	5,455,000
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]		1,705,000	1,599,391
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		4,270,000	2,914,275
7.25% Sr. Sec. Nts., 2/15/23[1]		705,000	700,594
7.75% Sr. Unsec. Nts., 6/15/21		1,245,000	1,067,588
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22		315,000	307,125
5.625% Sr. Unsec. Nts., 11/15/23		1,610,000	1,525,475
SM Energy Co., 6.75% Sr. Unsec. Nts., 9/15/26		320,000	322,400

27        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Southwestern Energy Co.:
6.70% Sr. Unsec. Nts., 1/23/25	$525,000	$515,813
7.50% Sr. Unsec. Nts., 4/1/26	710,000	738,400
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25[1]	670,000	672,513
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	1,645,000	1,570,975
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	1,374,000	1,285,936
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23[1]	885,000	851,813
5.50% Sr. Unsec. Nts., 2/15/26[1]	470,000	446,500
5.875% Sr. Unsec. Nts., 3/15/28[1]	1,062,000	1,003,940
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	1,510,000	1,547,750
5.50% Sr. Unsec. Nts., 1/15/28[1]	2,040,000	2,019,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28[1]	2,135,000	1,990,888
5.875% Sr. Unsec. Nts., 4/15/26[1]	1,400,000	1,412,250
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]	1,365,000	1,383,441
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	355,000	360,325
Transportadora de Gas del Sur SA, 6.75% Sr. Unsec. Nts., 5/2/25[1]	1,210,000	1,113,200
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	1,080,000	823,500
7.125% Sr. Unsec. Nts., 4/15/25[1]	1,415,000	1,001,113
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26[1]	1,050,000	1,090,688
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26[1]	1,405,000	1,450,663
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[1]	700,000	717,500
WPX Energy, Inc.:
5.75% Sr. Unsec. Nts., 6/1/26	700,000	702,625
8.25% Sr. Unsec. Nts., 8/1/23	1,045,000	1,188,688
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[1]	2,500,000	2,389,875
		258,572,588

Financials—10.0%
Capital Markets—1.3%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[2,11]	3,448,000	3,305,770
Credit Suisse Group AG:
7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,11]	3,225,000	3,287,888
7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[2,11]	7,175,000	7,425,443
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	660,000	689,700
10.75% Sr. Unsec. Nts., 9/1/24[6]	1,505,000	1,621,186
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,11]	3,227,000	3,291,540

28        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Capital Markets (Continued)
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]		$4,335,000	$4,194,112
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[2,11]		1,764,000	1,659,218
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[2,11]		1,670,000	1,697,137
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25		1,305,000	1,309,894
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]		1,770,000	1,769,501
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,11]		3,252,000	2,926,800
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]		700,000	701,750
Pisces Midco, Inc., 8.00% Sec. Nts., 4/15/26[1]		350,000	338,380
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		2,302,000	2,463,140
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]		1,090,000	1,081,825
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]		4,975,000	4,651,625
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]		2,125,000	2,045,312
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]		1,770,000	1,712,475
5.00% Sr. Unsec. Nts., 1/31/28[1]		290,000	275,863
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]		2,125,000	2,077,188
UBS Group Funding Switzerland AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,11]		3,120,000	3,221,475
			51,747,222

Commercial Banks—4.6%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7,9]		1,186,225	—
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,11]		305,000	310,719
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[2]	EUR	7,175,000	6,843,143
Banco Bilbao Vizcaya Argentaria SA:
6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[2,11]		3,315,000	2,933,775
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[2,11]	EUR	3,590,000	4,706,139
Banco do Brasil SA (Cayman):
3.875% Sr. Unsec. Nts., 10/10/22		11,905,000	11,146,056
4.875% Sr. Unsec. Nts., 4/19/23[1]		7,295,000	6,992,257
Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,11]		1,061,000	1,052,873
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,11]		969,000	960,521
Banco Santander SA:
6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[2,11]		3,315,000	3,330,866
6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[2,11]	EUR	10,765,000	13,529,934
Bank of America Corp.:
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,11]		3,792,000	4,018,762
7.75% Jr. Sub. Nts., 5/14/38		1,661,000	2,255,848

29        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Bank of America Corp.: (Continued)
5.989% [US0003M+363] Jr. Sub. Perpetual Bonds, Series K2,11		$803,000	$807,415
Barclays plc:
6.50% [EUSA5+587.5] Jr. Sub. Perpetual Bonds[2,11]	EUR	7,175,000	8,641,939
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,11]		3,140,000	3,251,944
8.00% [EUSA5+675] Jr. Sub. Perpetual Bonds[2,11]	EUR	7,175,000	9,300,609
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]		1,320,000	1,230,900
BNP Paribas SA:
6.75% [USSW5+491.6] Jr. Sub. Perpetual Bonds[1,2,11]		7,175,000	7,139,125
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,11]		3,110,000	3,253,837
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		1,150,000	1,145,687
5.00% Sr. Unsec. Nts., 8/15/22		350,000	354,812
5.25% Sr. Unsec. Nts., 3/7/25		690,000	696,900
5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[2,11]		3,352,000	3,318,480
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[2,11]		2,453,000	2,563,385
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[2,11]		1,610,000	1,626,100
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,11]		4,390,000	4,658,887
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]		1,550,000	1,529,897
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,11]		860,000	848,794
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]		1,635,000	1,595,760
Globo Comunicacao e Participacoes SA, 5.125% Sr. Unsec. Nts., 3/31/27[1]		1,280,000	1,193,600
HSBC Holdings plc, 6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[2,11]		3,210,000	3,183,325
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[2,11]		1,715,000	1,696,778
IDBI Bank Ltd. (GIFT-IFC), 5.00% Sr. Unsec. Nts., 9/25/19		1,040,000	1,050,882
JPMorgan Chase & Co.:
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,11]		3,124,000	3,213,815
5.829% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,11]		4,020,000	4,063,416
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]		2,500,000	2,562,500
Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[8]		7,175,000	6,192,929
Lloyds Banking Group plc, 6.375% [EUSA5+529] Jr. Sub. Perpetual Bonds[2,11]	EUR	7,175,000	8,934,071
Rio Oil Finance Trust Series 2018-1, 8.20% Sr. Sec. Nts., 4/6/28[1]		1,875,000	1,904,063
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[2,11]		4,765,000	4,869,830
Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]		3,890,000	3,906,863
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,11]		13,905,000	14,183,100

30        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Commercial Banks (Continued)
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,11]		$2,546,000	$2,504,500
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,11]		1,780,000	1,694,338
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32	BRL	12,250,000	2,939,431
UBS Group Funding Switzerland AG, 5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[2,11]		2,390,000	2,103,114
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[2,11]		3,394,000	3,364,303
Wells Fargo & Co., 6.111% [US0003M+377] Jr. Sub. Perpetual Bonds, Series K2,11		686,000	695,861
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]		1,660,000	1,658,655
			181,960,738

Consumer Finance—1.0%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		1,545,000	1,514,100
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		1,200,000	1,200,000
5.75% Sub. Nts., 11/20/25		3,370,000	3,445,825
8.00% Sr. Unsec. Nts., 11/1/31		1,140,000	1,362,300
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,11]		2,499,000	2,509,621
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[2,11]		1,673,000	1,635,357
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[1]		7,170,000	6,550,892
Navient Corp.:
5.50% Sr. Unsec. Nts., 1/15/19		1,060,000	1,069,805
5.875% Sr. Unsec. Nts., 10/25/24		1,973,000	1,916,276
6.50% Sr. Unsec. Nts., 6/15/22		1,425,000	1,460,625
6.625% Sr. Unsec. Nts., 7/26/21		1,475,000	1,518,807
6.75% Sr. Unsec. Nts., 6/25/25		1,865,000	1,851,013
6.75% Sr. Unsec. Nts., 6/15/26		1,050,000	1,028,685
Springleaf Finance Corp.:
5.625% Sr. Unsec. Nts., 3/15/23		2,125,000	2,119,050
6.125% Sr. Unsec. Nts., 5/15/22		2,150,000	2,203,750
6.875% Sr. Unsec. Nts., 3/15/25		1,390,000	1,383,050
8.25% Sr. Unsec. Nts., 12/15/20		1,465,000	1,585,863
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]		2,110,000	2,088,900
TMX Finance LLC/TitleMax Finance Corp., 11.125% Sr. Sec. Nts., 4/1/23[1]		1,395,000	1,421,156
			37,865,075

Diversified Financial Services—0.6%
Charming Light Investments Ltd., 4.375% Sr. Unsec. Nts., 12/21/27[13]		1,180,000	1,104,485
Export-Import Bank of India, 7.35% Sr. Unsec. Nts., 5/18/22	INR	180,000,000	2,540,986
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]		985,000	962,837

31        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Diversified Financial Services (Continued)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[6,7]	MXN	20,232,960	$95,993
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		2,950,000	2,962,243
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]		355,000	352,785
5.50% Sr. Unsec. Nts., 2/15/24[1]		2,455,000	2,429,934
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	360,000,000	5,074,631
7.60% Sr. Unsec. Nts., 4/17/21	INR	350,000,000	5,063,693
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1,2]		1,760,000	1,568,600
			22,156,187

Insurance—0.7%
AXA SA, 3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[2,11]	EUR	7,175,000	8,593,089
Credivalores-Crediservicios SAS:
9.75% Sr. Unsec. Nts., 7/27/22[1]		1,865,000	1,837,025
9.75% Sr. Unsec. Nts., 7/27/22[13]		350,000	345,574
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21		650,000	666,978
7.70% Sr. Unsec. Nts., 6/15/20		1,040,000	1,076,400
Hartford Financial Services Group, Inc. (The), 4.468% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,2]		1,790,000	1,696,025
HUB International Ltd., 7.00% Sr. Unsec. Nts., 5/1/26[1]		700,000	693,000
Liberty Mutual Group, Inc., 5.246% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[1,2]		775,000	757,563
Lincoln National Corp., 4.678% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[2]		1,826,000	1,742,625
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,11]		1,678,000	1,711,224
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/26	INR	360,000,000	5,060,376
7.50% Sr. Unsec. Nts., 8/16/21	INR	360,000,000	5,173,497
			29,353,376

Real Estate Investment Trusts (REITs)—0.9%
AHP Health Partners, Inc., 9.75% Sr. Unsec. Nts., 7/15/26[1]		1,400,000	1,407,000
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,9,14]	MXN	17,961,653	—
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		1,865,000	1,865,000
5.875% Sr. Unsec. Nts., 1/15/26		2,315,000	2,350,882
FelCor Lodging LP, 6.00% Sr. Unsec. Nts., 6/1/25		935,000	963,050
GLP Capital LP/GLP Financing II, Inc.:
5.375% Sr. Unsec. Nts., 11/1/23		1,040,000	1,066,000
5.75% Sr. Unsec. Nts., 6/1/28		685,000	693,562
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,515,000	2,401,825
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]		1,055,000	977,194

32        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19		$1,160,000	$1,157,825
5.25% Sr. Unsec. Nts., 9/15/22		2,135,000	2,081,625
6.00% Sr. Unsec. Nts., 4/1/22		2,840,000	2,847,100
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		1,525,000	1,557,406
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27		2,135,000	2,044,263
6.375% Sr. Unsec. Nts., 3/1/24		635,000	668,337
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		2,370,000	2,398,203
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22[1]		1,750,000	1,682,188
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25[1]		2,125,000	2,045,313
5.00% Sr. Unsec. Nts., 12/15/21		2,175,000	2,196,750
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		2,835,000	2,771,213
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		1,950,000	1,872,390
			35,047,126

Real Estate Management & Development—0.3%
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]		1,065,000	1,099,613
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20		2,685,000	2,753,851
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]		2,130,000	2,071,425
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]		2,115,000	1,977,525
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]		1,105,000	1,125,553
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]		2,450,000	2,315,250
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]		1,890,000	1,890,000
			13,233,217

Thrifts & Mortgage Finance—0.6%
Export-Import Bank of India, 8.00% Sr. Unsec. Nts., 5/27/21	INR	720,000,000	10,514,533
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	180,000,000	2,530,997
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]		1,070,000	1,044,373
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]		2,835,000	2,625,352
5.75% Sr. Unsec. Nts., 5/1/25[1]		3,850,000	3,787,553
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24		1,310,000	1,270,700
			21,773,508

Health Care—2.6%
Biotechnology—0.1%
WeWork Cos, Inc., 7.875% Sr. Unsec. Nts., 5/1/25[1]		3,495,000	3,363,938

33        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies—0.1%
DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	$1,250,000	$1,271,500
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	1,065,000	1,088,962
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	380,000	363,850
		2,724,312

Health Care Providers & Services—1.4%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	1,515,000	1,533,937
6.50% Sr. Unsec. Nts., 3/1/24	730,000	751,900
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	1,650,000	1,668,562
6.125% Sr. Unsec. Nts., 2/15/24	735,000	776,344
Centene Escrow I Corp., 5.375% Sr. Unsec. Nts., 6/1/26[1]	2,100,000	2,132,823
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	4,160,000	3,827,200
6.875% Sr. Unsec. Nts., 2/1/22	1,249,000	643,235
8.125% Sec. Nts., 6/30/24[1]	139,000	115,544
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	700,000	660,625
5.125% Sr. Unsec. Nts., 7/15/24	3,275,000	3,182,891
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	3,170,000	3,183,726
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	1,745,000	1,722,664
5.50% Sr. Sec. Nts., 6/15/47	1,690,000	1,554,800
5.875% Sr. Unsec. Nts., 2/15/26	700,000	707,875
7.50% Sr. Unsec. Nts., 2/15/22	6,000,000	6,540,000
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,585,000	1,640,475
LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24	1,415,000	1,367,244
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	2,645,000	2,524,859
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,409,179
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	2,040,000	2,075,445
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	1,430,000	1,413,912
6.75% Sr. Unsec. Nts., 6/15/23	4,300,000	4,294,625
7.50% Sec. Nts., 1/1/22[1]	1,450,000	1,513,438
8.125% Sr. Unsec. Nts., 4/1/22	1,955,000	2,047,862
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]	350,000	348,250
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	2,075,000	2,077,594
		53,715,009

Health Care Technology—0.0%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	2,125,000	1,941,570

Life Sciences Tools & Services—0.0%
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	1,100,000	1,056,000

34        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Pharmaceuticals—1.0%
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23[6,9]	$1,745,000	$109,062
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
5.875% Sr. Sec. Nts., 10/15/24[1]	710,000	695,800
6.00% Sr. Unsec. Nts., 7/15/23[1]	3,430,000	2,838,325
6.00% Sr. Unsec. Nts., 2/1/25[1]	660,000	518,100
Endo Finance LLC/Endo Finco, Inc.:
5.375% Sr. Unsec. Nts., 1/15/23[1]	4,610,000	3,711,050
7.25% Sr. Unsec. Nts., 1/15/22[1]	710,000	656,750
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	870,000	859,125
5.50% Sr. Unsec. Nts., 4/15/25[1]	3,345,000	2,692,725
5.75% Sr. Unsec. Nts., 8/1/22[1]	2,810,000	2,543,050
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	845,000	840,775
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	970,000	929,611
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	245,000	239,239
3.15% Sr. Unsec. Nts., 10/1/26	700,000	563,392
6.00% Sr. Unsec. Nts., 4/15/24	2,055,000	2,054,657
Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	890,000	832,150
5.50% Sr. Sec. Nts., 11/1/25[1]	2,480,000	2,453,340
5.875% Sr. Unsec. Nts., 5/15/23[1]	2,735,000	2,579,447
6.125% Sr. Unsec. Nts., 4/15/25[1]	3,600,000	3,330,000
7.00% Sr. Sec. Nts., 3/15/24[1]	1,685,000	1,768,728
7.25% Sr. Unsec. Nts., 7/15/22[1]	1,545,000	1,582,327
7.50% Sr. Unsec. Nts., 7/15/21[1]	2,090,000	2,126,575
8.50% Sr. Unsec. Nts., 1/31/27[1]	2,100,000	2,136,750
9.00% Sr. Unsec. Nts., 12/15/25[1]	3,170,000	3,300,762
		39,361,740

Industrials—3.4%
Aerospace & Defense—0.6%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	1,420,000	1,414,739
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	985,000	985,936
7.50% Sr. Unsec. Nts., 12/1/24[1]	2,125,000	2,241,875
7.50% Sr. Unsec. Nts., 3/15/25[1]	2,130,000	2,228,512
8.75% Sr. Unsec. Nts., 12/1/21[1]	2,830,000	3,127,150
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	1,360,000	1,322,600
5.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	683,730
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	1,065,000	1,106,269
TransDigm UK Holdings plc, 6.875% Sr. Sub. Nts., 5/15/26[1]	700,000	711,375
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	2,875,000	2,860,625
6.50% Sr. Sub. Nts., 7/15/24	1,420,000	1,448,400

35        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Aerospace & Defense (Continued)
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	$1,995,000	$1,930,162
7.75% Sr. Unsec. Nts., 8/15/25	2,450,000	2,431,625
		22,492,998

Airlines—0.1%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	1,635,000	1,632,956
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	2,135,000	2,062,944
		3,695,900

Building Products—0.1%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	1,769,000	1,639,332
Jeld-Wen, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	325,000	310,375
4.875% Sr. Unsec. Nts., 12/15/27[1]	315,000	293,738
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	2,300,000	2,282,750
USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	815,000	835,375
		5,361,570

Commercial Services & Supplies—0.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,400,000	1,400,000
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[6,10]	3,179,987	2,869,938
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[10]	1,950,000	1,959,750
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	2,210,000	2,049,775
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	2,095,000	2,108,094
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	3,595,000	3,550,062
5.875% Sr. Unsec. Nts., 7/1/25	665,000	643,388
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	1,965,000	1,901,137
Hulk Finance Corp., 7.00% Sr. Unsec. Nts., 6/1/26[1]	2,100,000	2,016,000
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	3,040,000	3,100,800
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[6]	710,000	727,750
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	325,000	313,219
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[6]	1,815,000	1,828,613
8.50% Sr. Unsec. Nts., 10/15/25[1]	1,780,000	1,633,150
		26,101,676

Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	1,420,000	1,341,900
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[6]	1,255,000	1,399,325
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	700,000	708,750
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	1,435,000	1,440,381
		4,890,356

Electrical Equipment—0.1%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	2,765,000	2,879,056

36        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Electrical Equipment (Continued)
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	$1,675,000	$1,649,875
		4,528,931

Industrial Conglomerates—0.2%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	1,485,000	1,587,094
General Electric Co., 5.00% Jr. Sub. Perpetual Bonds[8,11]	1,314,000	1,297,904
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,395,000	1,400,510
Sigma Finance Netherlands BV, 4.875% Sr. Unsec. Nts., 3/27/28[1]	2,580,000	2,476,800
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[1]	1,325,000	1,183,287
		7,945,595

Machinery—0.5%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	715,000	668,525
5.00% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,434,994
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[1]	2,330,000	2,338,737
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	3,335,000	3,556,444
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	1,298,000	1,210,941
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	1,385,000	1,400,581
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[1]	1,050,000	1,081,500
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	385,000	389,813
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	2,105,000	2,173,413
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	420,000	427,350
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	1,430,000	1,424,638
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	2,520,000	2,520,000
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	710,000	683,375
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	992,000	917,943
		20,228,254

Marine—0.0%
Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	710,000	702,900

Professional Services—0.1%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	2,135,000	2,169,694
FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	2,315,000	2,381,556
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]	710,000	680,712
		5,231,962

Road & Rail—0.1%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	705,000	719,100
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	1,335,000	1,219,856
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	710,000	703,787

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Road & Rail (Continued)
Hertz Corp. (The):
5.875% Sr. Unsec. Nts., 10/15/20		$530,000	$520,725
7.375% Sr. Unsec. Nts., 1/15/21		710,000	699,350
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[1]		1,620,000	1,485,338
			5,348,156

Trading Companies & Distributors—0.5%
Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23		730,000	736,329
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]		680,000	698,700
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24		1,425,000	1,339,500
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25		2,130,000	2,098,050
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]		1,413,000	1,501,312
ILFC E-Capital Trust I, 4.57% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,2]		3,473,000	3,255,938
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]		1,880,000	1,894,100
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25		1,942,000	1,854,610
4.875% Sr. Unsec. Nts., 1/15/28		1,753,000	1,632,481
5.875% Sr. Unsec. Nts., 9/15/26		3,150,000	3,185,438
			18,196,458

Transportation Infrastructure—0.3%
Adani Abbot Point Terminal Pty Ltd., 4.45% Sr. Sec. Nts., 12/15/22[1]		655,000	598,070
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20		5,375,000	5,570,134
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]		2,680,000	2,275,234
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	24,180,000,000	1,586,373
			10,029,811

Information Technology—1.7%
Communications Equipment—0.2%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]		1,545,000	1,585,557
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]		1,325,000	1,272,000
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22		2,415,000	2,436,131
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		1,100,000	1,103,300
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]		875,000	832,781
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]		710,000	670,950
			7,900,719

Electronic Equipment, Instruments, & Components—0.1%
APX Group, Inc., 7.875% Sr. Sec. Nts., 12/1/22		700,000	697,375
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23		1,120,000	1,123,808
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]		2,135,000	2,086,962
			3,908,145

38        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Internet Software & Services—0.2%
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50% Sr. Sec. Nts., 7/1/22[1]	$350,000	$374,500
GTT Communications, Inc., 7.875% Sr. Unsec. Nts., 12/31/24[1]	350,000	348,250
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,177,450
Match Group, Inc., 5.00% Sr. Unsec. Nts., 12/15/27[1]	1,070,000	997,775
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	3,990,000	4,019,925
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	1,600,000	1,533,520
		9,451,420

IT Services—0.6%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]	700,000	706,912
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	1,425,000	1,396,500
Conduent Finance, Inc./Conduent Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	2,250,000	2,697,187
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	2,835,000	2,849,175
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	1,860,000	1,908,825
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	1,215,000	1,210,444
5.75% Sec. Nts., 1/15/24[1]	2,245,000	2,251,960
7.00% Sr. Unsec. Nts., 12/1/23[1]	3,375,000	3,523,770
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	2,160,000	2,154,600
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[6]	2,130,000	2,114,025
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	2,065,000	2,088,190
		22,901,588

Semiconductors & Semiconductor Equipment—0.1%
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	3,235,000	3,280,937
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	725,000	736,890
		4,017,827

Software—0.4%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	3,491,000	3,573,911
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	520,000	528,357
7.125% Sr. Unsec. Nts., 6/15/24[1]	1,890,000	2,004,041
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	1,475,000	1,497,450
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	1,385,000	1,344,834
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	1,625,000	1,757,031
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	3,270,000	3,073,800
		13,779,424

Technology Hardware, Storage & Peripherals—0.1%
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	2,505,000	2,467,425
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	1,235,000	1,282,856
		3,750,281

39        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Materials—3.4%
Chemicals—1.2%
Ashland LLC, 6.875% Sr. Unsec. Nts., 5/15/43		$685,000	$698,700
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]		1,050,000	1,041,285
9.00% Sr. Unsec. Nts., 10/1/25[1]		1,400,000	1,414,280
CF Industries, Inc.:
4.95% Sr. Unsec. Nts., 6/1/43		1,420,000	1,200,795
5.15% Sr. Unsec. Nts., 3/15/34		640,000	596,000
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		631,000	662,550
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]		700,000	693,875
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]		500,000	516,875
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20		5,065,000	4,755,528
10.375% Sr. Sec. Nts., 2/1/22[1]		1,335,000	1,314,975
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		2,445,000	2,289,131
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]		1,445,000	1,448,613
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]		720,000	748,800
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]		350,000	353,938
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		715,000	681,931
5.25% Sr. Unsec. Nts., 8/1/23[1]		635,000	635,794
Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25		918,000	865,079
4.125% Sr. Unsec. Nts., 3/15/35		466,000	432,981
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		630,000	597,713
5.125% Sr. Unsec. Nts., 9/15/27		7,850,000	7,653,750
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	3,140,000	3,873,470
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]		2,235,000	2,038,932
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]		1,820,000	1,781,325
6.50% Sr. Unsec. Nts., 2/1/22[1]		485,000	494,700
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		2,156,000	2,204,510
PQ Corp., 5.75% Sr. Unsec. Nts., 12/15/25[1]		710,000	704,675
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		2,250,000	2,295,000
RPM International, Inc., 3.75% Sr. Unsec. Nts., 3/15/27		649,000	619,585
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		1,420,000	1,382,725
Tronox, Inc., 6.50% Sr. Unsec. Nts., 4/15/26[1]		600,000	597,750
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25		1,125,000	1,047,656
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]		2,140,000	2,054,400
			47,697,321

40        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Construction Materials—0.2%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]	$5,150,000	$4,145,750
James Hardie International Finance DAC:
4.75% Sr. Unsec. Nts., 1/15/25[1]	360,000	352,800
5.00% Sr. Unsec. Nts., 1/15/28[1]	360,000	342,000
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	554,000	516,930
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]	1,245,000	1,204,537
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	715,000	673,888
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	1,820,000	1,829,100
		9,065,005

Containers & Packaging—0.6%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,10]	2,115,000	2,162,587
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	705,000	689,137
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	2,010,000	1,974,825
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26[1]	705,000	671,513
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]	1,400,000	1,398,040
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	2,635,000	2,379,405
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	1,420,000	1,327,700
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	1,360,000	1,360,000
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	2,135,000	1,974,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	1,885,000	1,863,794
7.00% Sr. Unsec. Nts., 7/15/24[1]	2,515,000	2,573,159
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	1,615,000	1,637,206
6.875% Sr. Unsec. Nts., 7/15/33[1]	705,000	777,263
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	2,105,000	2,010,275
		22,799,779

Metals & Mining—1.3%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	3,075,000	2,875,125
7.00% Sr. Unsec. Nts., 3/15/27	965,000	921,575
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	1,290,000	1,301,287
6.75% Sr. Unsec. Nts., 9/30/24[1]	710,000	752,309
7.00% Sr. Unsec. Nts., 9/30/26[1]	690,000	734,850
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]	700,000	706,125
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	1,425,000	1,539,000
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41	680,000	771,800
7.00% Sr. Unsec. Nts., 10/15/39	990,000	1,142,212
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	2,145,000	2,077,969

41        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	$1,445,000	$1,459,436
CSN Resources SA:
6.50% Sr. Unsec. Nts., 7/21/20[1]	341,000	319,261
7.625% Sr. Unsec. Nts., 2/13/23[1]	1,180,000	1,066,425
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	2,060,000	1,993,050
Evraz Group SA, 8.25% Sr. Unsec. Nts., 1/28/21	1,755,000	1,873,814
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	1,685,000	1,748,187
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	700,000	677,250
6.875% Sr. Unsec. Nts., 3/1/26[1]	700,000	672,000
7.25% Sr. Unsec. Nts., 4/1/23[1]	2,160,000	2,165,400
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	630,000	619,762
4.55% Sr. Unsec. Nts., 11/14/24	1,420,000	1,356,100
5.40% Sr. Unsec. Nts., 11/14/34	1,750,000	1,596,875
5.45% Sr. Unsec. Nts., 3/15/43	620,000	546,964
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	669,000	709,414
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	1,455,000	1,531,388
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	2,645,000	2,640,041
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1]	1,010,000	931,725
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	1,300,000	1,222,715
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	635,000	635,000
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	1,725,000	1,725,000
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	2,520,000	3,084,581
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	890,000	910,025
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	2,730,000	2,405,813
6.125% Sr. Unsec. Nts., 10/1/35	835,000	843,350
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	345,000	342,197
6.875% Sr. Unsec. Nts., 8/15/25	1,425,000	1,440,604
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[1]	1,330,000	1,270,150
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[6]	700,000	768,250
		49,377,029

Paper & Forest Products—0.1%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	730,000	665,212
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	440,000	433,400
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26[1]	655,000	636,988
6.50% Sr. Unsec. Nts., 2/1/24	315,000	319,725
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	2,840,000	2,880,044
		4,935,369

42        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Telecommunication Services—2.2%
Diversified Telecommunication Services—1.2%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	$1,120,000	$952,666
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	2,665,000	2,535,081
CB Escrow Corp., 8.00% Sr. Unsec. Nts., 10/15/25[1]	710,000	665,625
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	2,150,000	2,037,125
Series Q, 6.15% Sr. Unsec. Nts., 9/15/19	635,000	649,287
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	1,285,000	1,327,623
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	2,140,000	2,204,200
Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	1,420,000	1,370,300
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]	2,800,000	2,712,500
8.75% Sr. Unsec. Nts., 4/15/22	1,565,000	1,330,250
10.50% Sr. Unsec. Nts., 9/15/22	3,140,000	2,865,250
GCI LLC, 6.75% Sr. Unsec. Nts., 6/1/21	350,000	353,937
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	475,000	427,357
7.25% Sr. Unsec. Nts., 10/15/20	2,095,000	2,095,000
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	1,385,000	1,294,975
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	3,490,000	3,328,064
5.625% Sr. Unsec. Nts., 2/1/23	950,000	952,375
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	720,000	646,445
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	2,155,000	2,025,107
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	1,865,000	1,850,640
4.50% Sr. Unsec. Nts., 2/1/26	625,000	584,375
4.75% Sr. Unsec. Nts., 2/1/28	650,000	602,063
5.125% Sr. Unsec. Nts., 4/15/25	1,865,000	1,878,988
5.375% Sr. Unsec. Nts., 4/15/27	1,080,000	1,053,000
6.00% Sr. Unsec. Nts., 4/15/24	2,125,000	2,204,688
6.50% Sr. Unsec. Nts., 1/15/26	2,201,000	2,271,872
Windstream Services LLC/Windstream Finance Corp.:
8.625% Sr. Sec. Nts., 10/31/25	2,039,000	1,947,245
8.75% Sr. Unsec. Nts., 12/15/24	801,000	510,638
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	715,000	704,275
6.00% Sr. Unsec. Nts., 4/1/23	3,065,000	3,133,963
		46,514,914

Wireless Telecommunication Services—1.0%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[1]	1,580,000	1,518,775
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[1]	1,075,000	815,656
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	2,805,479	2,700,273
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	4,856,000	4,825,650
7.00% Sr. Unsec. Nts., 3/1/20[1]	2,100,000	2,184,000

43        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Wireless Telecommunication Services (Continued)
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24		$7,085,000	$7,170,658
7.625% Sr. Unsec. Nts., 3/1/26		2,100,000	2,144,625
7.875% Sr. Unsec. Nts., 9/15/23		5,445,000	5,659,397
Telefonica Europe BV, 5.875% [EUSA10+430.1] Jr. Sub. Perpetual Bonds[2,11]	EUR	3,590,000	4,576,510
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[6]		1,760,000	1,786,400
Turkcell Iletisim Hizmetleri AS, 5.80% Sr. Unsec. Nts., 4/11/28[1]		1,785,000	1,621,996
VEON Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[1]		2,520,000	2,388,960
Wand Merger Corp., 8.125% Sr. Unsec. Nts., 7/15/23[1,5]		1,050,000	1,067,062
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26		2,130,000	1,699,122
			40,159,084

Utilities—1.6%
Electric Utilities—0.8%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]		1,145,000	1,026,630
Enel Chile SA, 4.875% Sr. Unsec. Nts., 6/12/28		2,015,000	2,034,142
Eskom Holdings SOC Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[1]		2,520,000	2,438,392
6.75% Sr. Unsec. Nts., 8/6/23[1]		6,375,000	6,104,828
Intelsat Jackson Holdings SA:
7.50% Sr. Unsec. Nts., 4/1/21		525,000	523,688
8.00% Sr. Sec. Nts., 2/15/24[1]		1,335,000	1,405,088
9.75% Sr. Unsec. Nts., 7/15/25[1]		2,140,000	2,263,050
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[1]		2,460,000	2,324,700
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]		1,703,000	1,591,180
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]		360,000	337,950
Perusahaan Listrik Negara PT, 6.15% Sr. Unsec. Nts., 5/21/48[1]		9,670,000	9,793,353
PPL Capital Funding, Inc., 4.999% [US0003M+266.5] Jr. Sub. Nts., 3/30/67[2]		937,000	941,685
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]		940,000	944,700
			31,729,386

Gas Utilities—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25		1,400,000	1,363,250
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625% Sr. Unsec. Nts., 6/15/20		210,000	203,175
Gas Natural Fenosa Finance BV, 4.125% [EUSA8+335.3] Jr. Sub. Perpetual Bonds[2,11]	EUR	3,590,000	4,377,115
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27		1,800,000	1,692,000
			7,635,540

44        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Independent Power and Renewable Electricity Producers—0.5%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	$1,380,000	$1,428,300
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	700,000	698,250
6.00% Sr. Unsec. Nts., 5/15/26	1,220,000	1,268,800
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	1,065,000	977,137
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	2,575,000	2,436,594
5.75% Sr. Unsec. Nts., 1/15/25	3,565,000	3,268,659
5.875% Sr. Sec. Nts., 1/15/24[1]	705,000	699,713
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]	700,000	698,250
NRG Energy, Inc.:
5.75% Sr. Unsec. Nts., 1/15/28[1]	640,000	630,400
6.625% Sr. Unsec. Nts., 1/15/27	1,780,000	1,837,850
7.25% Sr. Unsec. Nts., 5/15/26	1,825,000	1,952,750
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21	1,420,000	1,231,850
Vistra Energy Corp., 8.00% Sr. Unsec. Nts., 1/15/25[1]	1,060,000	1,143,157
		18,271,710

Multi-Utilities—0.1%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]	893,000	861,745
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23	455,000	466,375
InterGen NV, 7.00% Sr. Sec. Nts., 6/30/23[1]	345,000	340,687
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	1,070,000	1,060,638
7.768% Sr. Unsec. Nts., 12/15/37[1]	1,780,000	2,100,400
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]	700,000	707,875
WEC Energy Group, Inc., 4.455% [US0003M+211.25] Jr. Sub. Nts., 5/15/67[2]	23,000	22,800
		5,560,520

Water Utilities—0.0%
Aegea Finance Sarl, 5.75% Sr. Unsec. Nts., 10/10/24[1]	1,595,000	1,482,552
Total Corporate Bonds and Notes (Cost $1,630,212,685)		1,564,471,797

	Shares
Preferred Stocks—1.4%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	34,225	884,715
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	11,290	283,764
American Homes 4 Rent, 6.50% Cum. Cv., Series D, Non-Vtg.	35,000	887,250
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	160,025	4,336,677
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	10,657	281,345
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	66,375	1,728,405
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	63,125	1,593,275
eBay, Inc., 6.00% Cv.	66,625	1,752,238

45        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stocks (Continued)
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][2]	58,736	$1,592,333
First Republic Bank, 7.00% Non-Cum.	68,325	1,756,636
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	155,800	4,097,540
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	128,525	3,423,906
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	64,625	1,688,005
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	137,750	3,675,170
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	92,000	2,363,480
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	128,750	3,458,225
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	34,075	929,225
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	128,375	3,523,894
Prudential Financial, Inc., 5.75% Jr. Sub.	28,600	732,446
Public Storage, 5.20% Cum., Series X, Non-Vtg.	64,275	1,613,945
Qwest Corp., 7.00% Sr. Unsec.	80,505	1,969,152
Senior Housing Properties Trust, 5.625% Sr. Unsec.	37,850	938,680
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	16,613	427,286
State Street Corp., 6.00% Non-Cum., Non-Vtg.	100,800	2,630,880
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][2,15]	61,789	1,584,270
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	150,150	4,159,155
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	69,550	1,742,228
Wells Fargo & Co., 6.625% Non-Cum., Non-Vtg. [US0003M+369][2]	68,600	1,886,500
Total Preferred Stocks (Cost $56,885,193)		55,940,625

Common Stocks—0.1%
Arco Capital Corp. Ltd.[1,7,12,15]	2,494,716	—
JSC Astana Finance, GDR[6,7,15]	1,681,847	—
Kinross Gold Corp.[15]	141,089	530,495
Premier Holdings Ltd.[7,15]	1,088,661	—
Quicksilver Resources, Inc.[7,15]	12,760,000	240,577
Sabine Oil[15]	2,464	125,664
Targa Resources Corp.	7,125	352,616
Valeant Pharmaceuticals International, Inc.[15]	23,954	556,691
Total Common Stocks (Cost $14,905,982)		1,806,043

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[7,15]	25,422	381,876
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[15]	7,816	50,804
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[15]	1,392	7,656
Total Rights, Warrants and Certificates (Cost $1,590,968)		440,336

46        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Structured Securities—0.3%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,16]		$2,516,775	$1,062,674
3.054% Sr. Sec. Nts., 4/30/25[1,16]		3,206,759	1,354,010
3.098% Sr. Sec. Nts., 4/30/25[1,16]		2,768,523	1,168,971
3.131% Sr. Sec. Nts., 4/30/25[1,16]		2,474,710	1,044,912
3.179% Sr. Sec. Nts., 4/30/25[1,16]		3,081,215	1,301,000
3.23% Sr. Sec. Nts., 4/30/25[1,16]		3,516,739	1,484,895
3.265% Sr. Sec. Nts., 4/30/25[1,16]		2,809,463	1,186,257
3.346% Sr. Sec. Nts., 4/30/25[1,16]		2,640,775	1,115,031
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34	RUB	90,364,100	352,728
Total Structured Securities (Cost $22,219,429)			10,070,478

Short-Term Notes—0.4%
Arab Republic of Egypt Treasury Bills:
16.013%, 3/5/19[16]	EGP	100,000,000	4,957,485
18.376%, 8/14/18[16]	EGP	219,500,000	11,995,264
Total Short-Term Notes (Cost $17,317,811)			16,952,749

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.2%
						BRL
BRL Currency Call[15]	JPM	BRL	3.514	8/2/18	BRL 351,400	252,213	28,500
						BRL
BRL Currency Call[15]	CITNA-B	BRL	3.608	8/27/18	BRL 360,750	64,935	50,520
						BRL
BRL Currency Call[15]	GSCO-OT	BRL	3.300	8/16/18	BRL 5,500	1,450	13,688
						BRL
BRL Currency Call[15]	JPM	BRL	3.000	5/16/19	BRL 5,000	1,450	60,259
						BRL
BRL Currency Call[15]	CITNA-B	BRL	3.200	4/25/19	BRL 512,000	112,000	116,032
						BRL
BRL Currency Call[15]	GSCO-OT	BRL	3.656	6/7/19	BRL 731,200	209,787	1,427,810
						BRL
BRL Currency Call[15]	GSCO-OT	BRL	3.150	5/20/19	BRL 5,000	1,076	106,438
						BRL
BRL Currency Call[15]	JPM	BRL	3.200	4/25/19	BRL 482,560	112,000	116,032
						BRL
BRL Currency Call[15]	JPM	BRL	3.150	5/20/19	BRL 5,000	1,076	106,438

47        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						CAD

CAD Currency Call[15]	TDB	CAD	1.268	8/15/18	CAD 190,200	68,224	$57,513
						CLP

CLP Currency Call[15]	JPM	CLP	624.550	8/20/18	CLP 93,682,500	26,879,973	80,640
						COP

COP Currency Call[15]	CITNA-B	COP	2781.000	8/13/18	COP 278,100,000	99,780,868	99,781
						COP

COP Currency Call[15]	GSCO-OT	COP	2851.000	8/21/18	COP 427,650,000	122,696,000	368,088
						COP

COP Currency Call[15]	JPM	COP	2774.500	8/13/18	COP 277,450,000	99,547,652	99,548
						EUR

EUR Currency Put[15]	GSCO-OT	HUF	316.600	9/4/18	EUR 210,000	57,380	74,178
						EUR

EUR Currency Put[15]	GSCO-OT	INR	80.300	9/26/18	EUR 100,000	28,700	289,912
						EUR

EUR Currency Put[15]	BOA	SEK	9.250	4/29/20	EUR 10,000	7,200	1,409,847
						IDR

IDR Currency Call[15]	GSCO-OT	IDR	13500.000	2/1/19	IDR 2,704,725,000	999,000,000	—
						INR

INR Currency Call[15]	GSCO-OT	INR	65.500	10/15/18	INR 6,550,000	2,292,500	25,218

						INR
INR Currency Call[15]	GSCO-OT	INR	64.800	7/3/18	INR 6,480,000	2,324,500	—
						INR

INR Currency Call[15]	GSCO-OT	INR	68.750	8/27/18	INR 6,875,000	1,980,000	243,540

						RUB

RUB Currency Call[15]	JPM	RUB	59.500	6/7/19	RUB 14,875,000	4,267,800	1,165,109
						TRY

TRY Currency Put[15]	JPM	TRY	4.000	5/23/19	TRY 10,000	1,790	95,660
						ZAR

ZAR Currency Call[15]	CITNA-B	ZAR	12.485	8/17/18	ZAR 1,872,750	539,350	36,137
						ZAR

ZAR Currency Call[15]	GSCO-OT	ZAR	12.469	5/27/19	ZAR 1,246,850	224,433	191,441

48        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						ZAR
ZAR Currency Call[15]	GSCO-OT	ZAR	12.484	9/7/18	ZAR 936,263	223,873	$28,432
Total Over-the-Counter Options Purchased (Cost $14,952,777)							6,290,761

	Counter -party	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 6/20/23 Call[15] (Cost $1,958,966)	JPM	Buy	CDX. NA.HY.30	5.000%	9/19/18	USD 143,514	1,683,419

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 12/24/48 Call[15]	BAC	Receive	Six-Month EUR- EURIBOR- Reuters	1.690%	12/20/18	EUR 15,410	171,795
Interest Rate Swap maturing 12/27/48 Call[15]	GSCO-OT	Receive	Three-Month USD-LIBOR-BBA	3.200	12/21/18	USD 71,700	1,079,775
Interest Rate Swap maturing 4/25/21 Call[15]	BOA	Pay	Three-Month USD-LIBOR-BBA	2.980	4/23/19	USD 315,695	1,332,448
Interest Rate Swap maturing 4/26/49 Call[15]	GSCO-OT	Receive	Six-Month EUR-EURIBOR-Reuters	1.635	4/24/19	EUR 5,560	161,307
Interest Rate Swap maturing 4/26/49 Call[15]	BAC	Receive	Six-Month EUR-EURIBOR-Reuters	1.637	4/24/19	EUR 8,970	258,351
Interest Rate Swap maturing 5/13/21 Call[15]	BAC	Pay	Three-Month USD-LIBOR-BBA	3.045	5/9/19	USD 581,245	2,888,538

49        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 5/16/21 Call[15]	GSCO-OT	Pay	Three-Month USD-LIBOR-BBA	3.023%	5/14/19	USD 358,725	$1,715,491
Interest Rate Swap maturing 7/26/28 Call[15]	JPM	Receive	Six-Month EUR-EURIBOR-Reuters	1.108	7/24/18	EUR 44,245	7,429
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $7,516,126)							7,615,134

	Shares
Investment Companies—25.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[17,18]	282,902,984	282,902,984
Oppenheimer Master Event-Linked Bond Fund, LLC[17]	5,328,344	82,736,124
Oppenheimer Master Loan Fund, LLC[17]	34,090,055	586,847,282
Oppenheimer Ultra-Short Duration Fund, Cl. Y17	9,102,269	45,511,344
Total Investment Companies (Cost $1,008,839,229)		997,997,734
Total Investments, at Value (Cost $4,453,541,332)	108.7%	4,286,135,599
Net Other Assets (Liabilities)	(8.7)	(341,253,341)
Net Assets	100.0%	$3,944,882,258

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,139,158,505 or 28.88% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,443,442 or 0.26% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. Restricted security. The aggregate value of restricted securities at period end was $17,965,285, which represents 0.46% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

50        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	1/15/13-5/10/18	$2,812,648	$2,869,938	$57,290
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997- CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	98,746	1,543	(97,203)
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23	4/13/15	1,745,000	109,062	(1,635,938)
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26	5/2/17	641,616	623,700	(17,916)
Diamond Resorts International, Inc., 10.75% Sr. Unsec. Nts., 9/1/24	1/13/17	1,505,000	1,621,186	116,186
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35	2/12/16-11/21/17	1,299,279	1,399,325	100,046
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14-9/18/14	2,137,730	2,114,025	(23,705)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,049	95,993	(1,746,056)
JSC Astana Finance, GDR	6/5/15	—	—	—
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	1,339,916	1,319,500	(20,416)
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/25/16-1/27/16	2,584,398	2,700,000	115,602
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	710,000	727,750	17,750
Trilogy International Partners LLC/ Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	1,751,306	1,786,400	35,094
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	11/3/14	1,786,154	1,828,613	42,459
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	751,594	768,250	16,656
		$21,005,436	$17,965,285	$(3,040,151)

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. Interest or dividend is paid-in-kind, when applicable.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Security received as the result of issuer reorganization.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

14. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

15. Non-income producing security.

51        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

16. Zero coupon bond reflects effective yield on the original acquisition date.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions		Gross Reductions		Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	86,779,823	1,206,354,781		1,010,231,620		282,902,984
Oppenheimer Master Event-Linked Bond Fund, LLC	6,320,389	5,036		997,081		5,328,344
Oppenheimer Master Loan Fund, LLC	38,995,828	3,342		4,909,115		34,090,055
Oppenheimer Ultra-Short Duration Fund, Cl. Y	37,732,519	18,896,896		47,527,146		9,102,269

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$282,902,984	$1,676,320		$—		$—
Oppenheimer Master Event-Linked Bond Fund, LLC	82,736,124	4,797,232	[a]	(2,047,523)	[a]	(596,774)	[a]
Oppenheimer Master Loan Fund, LLC	586,847,282	27,443,954	[b]	(2,086,913)	[b]	(67,577)	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	45,511,344	1,672,702		(356,318)		(89,835)

Total	$997,997,734	$35,590,208		$(4,490,754)		$(754,186)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
b.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$2,977,127,121	69.5%
India	107,042,845	2.5
Brazil	105,343,275	2.5
Indonesia	84,150,477	2.0
South Africa	71,745,110	1.7
Mexico	65,690,501	1.5
Argentina	59,584,552	1.4
Greece	56,467,469	1.3
United Kingdom	56,186,118	1.3
Canada	52,223,540	1.2
Turkey	44,573,892	1.0
Kazakhstan	40,921,966	1.0

52        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent
France	$40,716,521	1.0%
Spain	37,843,674	0.9
Egypt	35,945,976	0.8
Peru	32,384,253	0.8
Colombia	28,688,916	0.7
Ukraine	26,300,237	0.6
Dominican Republic	26,125,027	0.6
Russia	23,558,589	0.5
Chile	21,541,342	0.5
Luxembourg	21,325,862	0.5
Sri Lanka	17,886,098	0.4
Poland	17,302,863	0.4
Switzerland	16,554,850	0.4
Thailand	15,514,435	0.4
Netherlands	14,217,889	0.3
Ivory Coast	12,410,293	0.3
Angola	11,499,308	0.3
Ghana	9,717,258	0.2
Nigeria	9,176,217	0.2
Ireland	9,053,316	0.2
Italy	8,542,265	0.2
Hungary	8,451,114	0.2
Uruguay	8,327,904	0.2
China	8,106,747	0.2
Singapore	7,700,780	0.2
Oman	7,655,797	0.2
Ecuador	6,276,413	0.1
Gabon	6,042,823	0.1
Bermuda	5,846,599	0.1
Israel	5,691,898	0.1
Serbia	5,155,238	0.1
United Arab Emirates	4,806,490	0.1
Senegal	4,658,638	0.1
Croatia	4,643,404	0.1
New Zealand	4,436,953	0.1
Romania	3,922,252	0.1
Australia	3,835,588	0.1
Iraq	3,791,052	0.1
Hong Kong	3,267,849	0.1
Belgium	3,261,070	0.1
Cayman Islands	3,106,636	0.1
Honduras	2,636,180	0.1
Morocco	2,524,859	0.1
Mongolia	2,469,241	0.1
Eurozone	2,372,820	0.1
Portugal	1,721,272	0.0
Panama	1,595,760	0.0
Belarus	1,353,840	0.0
Zambia	1,349,250	0.0
Mauritius	1,272,000	0.0

53        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Jamaica	$815,656	0.0%
Trinidad and Tobago	693,875	0.0
Macau	679,718	0.0
Bahamas	303,828	0.0

Total	$4,286,135,599	100.0%

Forward Currency Exchange Contracts as of June 30, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	07/2018 - 08/2018	BRL	25,465	USD	6,840	$—	$291,035
BAC	02/2019	IDR	670,153,000	USD	46,636	—	1,304,772
BAC	08/2018	NOK	373,640	USD	46,186	—	196,866
BAC	09/2018	PLN	123,585	USD	34,201	—	1,164,534
BAC	07/2018	USD	3,174	BRL	12,240	16,340	—
BAC	08/2018	USD	17,915	EUR	14,880	458,981	—
BAC	09/2018	USD	9,821	KRW	10,537,100	335,318	—
BAC	09/2018	USD	20,118	PEN	66,080	52,214	—
BAC	09/2018	USD	18,533	PLN	66,970	631,054	—
BAC	09/2018	USD	74,769	ZAR	1,003,380	2,436,934	61,263
BAC	09/2018	ZAR	23,110	USD	1,724	—	56,297
BOA	09/2018	HUF	63,000	USD	225	—	846
BOA	07/2018	IDR	486,913,000	USD	34,922	—	900,629
BOA	09/2018	MXN	9,200	USD	438	19,221	—
BOA	09/2018	USD	18,805	COP	53,836,000	504,603	—
BOA	08/2018	USD	106,368	EUR	88,675	2,341,080	—
BOA	07/2018	USD	61,480	IDR	857,221,000	1,585,577	—
BOA	09/2018	USD	97,151	INR	6,649,000	1,094,736	—
BOA	09/2018	USD	4,131	TRY	19,720	—	18,624
CITNA-B	07/2018 - 04/2019	BRL	165,937	USD	46,015	—	3,891,730
CITNA-B	07/2018 - 08/2018	COP	80,588,000	USD	27,731	—	294,331
CITNA-B	09/2018	HUF	830,000	USD	3,062	—	104,443
CITNA-B	09/2018	PLN	1,300	USD	358	—	10,849
CITNA-B	09/2018	THB	6,500	USD	203	—	6,283
CITNA-B	09/2018	TRY	16,810	USD	3,545	—	7,825
CITNA-B	10/2018	UAH	225,000	USD	7,860	285,645	—
CITNA-B	07/2018 - 04/2019	USD	30,950	BRL	114,572	1,636,749	—
CITNA-B	09/2018	USD	20,121	CLP	12,746,000	614,425	—
CITNA-B	09/2018	USD	6,540	HUF	1,773,000	223,106	—
CITNA-B	09/2018	USD	16,487	THB	527,450	529,263	—
CITNA-B	09/2018	USD	34,559	TRY	163,870	76,283	—
DEU	08/2018	EUR	13,915	USD	16,929	—	604,879
DEU	08/2018	USD	33,478	EUR	26,835	1,997,608	—
GSCO-OT	09/2018 - 02/2019	BRL	42,522	USD	11,731	—	946,780
GSCO-OT	09/2018	COP	1,314,000	USD	459	—	12,205
GSCO-OT	08/2018	EUR	1,615	USD	2,023	—	128,827
GSCO-OT	03/2019	JPY	3,430,000	USD	33,200	—	1,568,999
GSCO-OT	08/2018	NOK	297,990	USD	36,903	—	225,568
GSCO-OT	02/2019 - 06/2019	USD	42,819	BRL	166,231	1,549,398	386,976
GSCO-OT	07/2018 - 08/2018	USD	54,950	COP	159,210,900	743,165	—
GSCO-OT	08/2018	USD	36,804	EUR	30,675	818,373	—

54        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	02/2019	USD	9,000	IDR	133,603,000	$—	$37,369
GSCO-OT	08/2018	USD	11,483	RUB	733,300	—	144,386
HSBC	08/2018	EUR	1,530	USD	1,828	—	33,192
HSBC	08/2018	USD	18,308	EUR	15,065	649,166	13,558
JPM	07/2018 - 08/2018	BRL	505,222	USD	133,437	—	3,194,788
JPM	07/2018 - 08/2018	COP	109,763,900	USD	37,919	—	530,041
JPM	08/2018	EUR	17,350	USD	20,864	—	510,392
JPM	09/2018	HUF	236,000	USD	872	—	31,365
JPM	07/2018	IDR	98,044,000	USD	6,998	—	147,721
JPM	09/2018	MXN	650,000	USD	31,109	1,212,529	—
JPM	09/2018	RUB	733,300	USD	11,663	—	82,183
JPM	10/2018	UAH	112,400	USD	3,934	135,825	—
JPM	07/2018 - 04/2019	USD	145,864	BRL	553,419	3,508,718	—
JPM	07/2018	USD	10,877	COP	31,141,000	258,343	—
JPM	08/2018	USD	26,670	EUR	21,995	870,015	2,817
JPM	02/2019	USD	35,998	IDR	536,550,000	—	295,567
JPM	09/2018	USD	25,031	MXN	523,000	—	975,619
JPM	08/2018	USD	65,721	NOK	531,542	296,921	—
JPM	09/2018	USD	12,277	RUB	771,900	86,509	—
NOM	08/2018	USD	1,380	EUR	1,165	13,045	—
TDB	08/2018	USD	98,503	EUR	80,660	4,029,282	150,007

Total Unrealized Appreciation and Depreciation						$29,010,426	$18,333,566

Futures Contracts as of June 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BUND	Sell	9/6/18	127	EUR 23,991	$24,107,888	$ (117,272)
Euro-BUXL	Sell	9/6/18	120	EUR 24,505	24,902,167	(397,153)
United States Treasury Long Bonds	Sell	9/19/18	462	USD 66,509	66,990,000	(481,327)
United States Treasury Nts., 10 yr.	Sell	9/19/18	1,054	USD 126,352	126,677,625	(325,236)
United States Treasury Nts., 10 yr.	Buy	9/19/18	490	USD 58,872	58,891,875	20,074
United States Treasury Nts., 2 yr.	Sell	9/28/18	1,585	USD 336,006	335,747,580	258,017
United States Treasury Nts., 2 yr.	Buy	9/28/18	179	USD 37,955	37,917,235	(37,494)
United States Treasury Nts., 5 yr.	Buy	9/28/18	373	USD 42,338	42,379,211	41,706
United States Ultra Bonds	Buy	9/19/18	324	USD 50,820	51,698,250	878,053

						$ (160,632)

55        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written at June 30, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		USD		AUD

AUD Currency Put	BOA	0.747	8/9/18	(96,127)	AUD 267,917	$1,154,598	$ (1,165,924)
		BRL		BRL

BRL Currency Put	CITNA-B	3.817	8/27/18	(68,697)	BRL 381,650	237,600	(657,430)
		BRL		BRL

BRL Currency Call	CITNA-B	3.438	8/27/18	(61,884)	BRL 343,800	99,000	(10,087)
		BRL		BRL

BRL Currency Put	GSCO-OT	4.590	6/7/19	(263,380)	BRL 918,000	1,737,276	(1,616,363)
		BRL		BRL

BRL Currency Call	JPM	3.354	8/2/18	(240,729)	BRL 335,400	329,441	(14,444)
		BRL		BRL

BRL Currency Put	JPM	3.748	8/2/18	(268,972)	BRL 374,750	780,898	(3,019,748)
		CAD		CAD

CAD Currency Put	TDB	1.316	8/15/18	(70,801)	CAD 197,385	317,444	(513,377)
		CAD		CAD

CAD Currency Call	TDB	1.233	8/15/18	(66,314)	CAD 184,875	117,024	(9,615)
		CLP		CLP

CLP Currency Call	JPM	603.300	8/20/18	(25,965,395)	CLP 90,495,000	150,637	(25,965)
		CLP		CLP

CLP Currency Put	JPM	654.600	8/20/18	(28,173,293)	CLP 98,190,000	331,830	(619,813)
		COP		COP

COP Currency Call	CITNA-B	2660.000	8/13/18	(95,439,450)	COP 266,000,000	158,696	—
		COP		COP

COP Currency Put	CITNA-B	2972.000	8/13/18	(106,633,851)	COP 297,200,000	405,003	(533,169)
		COP		COP

COP Currency Call	GSCO-OT	2719.000	8/21/18	(117,015,400)	COP 407,850,000	211,738	(117,015)
		COP		COP

COP Currency Put	GSCO-OT	3024.000	8/21/18	(130,141,500)	COP 453,600,000	608,102	(390,425)
		COP		COP

COP Currency Put	JPM	2964.750	8/13/18	(106,373,725)	COP 296,475,000	389,293	(531,869)
		COP		COP

COP Currency Call	JPM	2645.500	8/13/18	(94,919,197)	COP 264,550,000	174,015	—
		ZAR		EUR

EUR Currency Call	GSCO-OT	15.140	7/3/18	(17,930)	EUR 75,000	196,634	(1,157,154)
		HUF		EUR

EUR Currency Call	GSCO-OT	323.970	9/4/18	(57,380)	EUR 210,000	387,989	(1,444,164)

56        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		HUF		EUR

EUR Currency Put	GSCO-OT	310.150	9/4/18	(57,380)	EUR 210,000	$133,961	$ (40,875)
		INR		EUR

EUR Currency Call	GSCO-OT	83.300	9/26/18	(28,700)	EUR 100,000	212,986	(223,551)
		INR		EUR

EUR Currency Put	GSCO-OT	77.800	9/26/18	(28,700)	EUR 100,000	103,165	(76,181)
		IDR		IDR

IDR Currency Put	GSCO-OT	14000.000	2/1/19	(1,036,000,000)	IDR 2,804,900,000	1,529,284	(4,144,000)
		IDR		IDR

IDR Currency Call	GSCO-OT	12700.000	2/1/19	(939,800,000)	IDR 2,544,445,000	361,416	—
		INR		INR

INR Currency Put	GSCO-OT	70.400	8/27/18	(2,027,520)	INR 7,040,000	184,320	(119,624)
		INR		INR

INR Currency Put	GSCO-OT	67.000	10/15/18	(2,345,000)	INR 6,700,000	437,500	(1,306,165)
		INR		INR

INR Currency Call	GSCO-OT	67.500	8/27/18	(1,944,000)	INR 6,750,000	77,760	(69,984)
		INR		INR

INR Currency Call	GSCO-OT	63.500	10/15/18	(2,222,500)	INR 6,350,000	66,500	(13,335)
		KRW		KRW

KRW Currency Call	GSCO-OT	1020.000	7/3/18	(17,850,000)	KRW 51,000,000	73,500	—
		KRW		KRW

KRW Currency Put	GSCO-OT	1065.000	7/3/18	(37,275,000)	KRW 106,500,000	423,500	(1,528,275)
		MXN		MXN

MXN Currency Put	GSCO-OT	20.000	7/16/18	(350,000)	MXN 1,000,000	144,183	(237,300)
		MXN		MXN

MXN Currency Put	JPM	20.200	8/2/18	(618,625)	MXN 2,020,000	354,239	(452,833)
		NOK		NOK

NOK Currency Put	GSCO-OT	8.067	9/24/18	(580,800)	NOK 1,815,000	1,332,455	(1,512,403)
		NOK		NOK

NOK Currency Put	JPM	8.085	9/25/18	(347,950)	NOK 1,212,750	780,423	(861,176)
		RUB		RUB

RUB Currency Put	JPM	70.000	6/7/19	(5,020,900)	RUB 17,500,000	2,012,362	(2,158,987)
		SEK		SEK

SEK Currency Put	GSCO-OT	8.606	11/22/18	(833,285)	SEK 2,323,485	2,852,274	(3,943,105)
		TRY		TRY

TRY Currency Put	GSCO-OT	4.251	7/19/18	(76,260)	TRY 213,825	292,626	(1,471,589)

57        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		ZAR		ZAR

ZAR Currency Call	CITNA-B	11.870	8/17/18	(512,780)	ZAR 1,780,500	$228,455	$(19,486)
		ZAR		ZAR

ZAR Currency Put	CITNA-B	13.460	8/17/18	(581,470)	ZAR 2,019,000	541,961	(1,617,068)
		ZAR		ZAR

ZAR Currency Call	GSCO-OT	11.324	5/27/19	(203,823)	ZAR 1,132,350	184,914	(29,147)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	13.889	9/7/18	(249,079)	ZAR 1,041,675	232,167	(494,670)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	14.646	5/27/19	(263,628)	ZAR 1,464,600	482,472	(955,651)

Total Over-the-Counter Options Written						$20,829,641	$(33,101,967)

Centrally Cleared Credit Default Swaps at June 30, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.EM 29	Sell	1.000%	6/20/23	USD	2,500	$100,278	$(99,584)	$694
Federative Republic of Brazil	Sell	1.000	6/20/22	USD	7,500	464,303	(355,801)	108,502
MALAYSIA	Buy	1.000	6/20/23	USD	3,750	4,905	10,396	15,301
MALAYSIA	Buy	1.000	6/20/23	USD	3,750	19,629	10,396	30,025
Mexico Government International	Buy	1.000	6/20/23	USD	3,750	(87,999)	58,044	(29,955)
Mexico Government International	Buy	1.000	6/20/23	USD	2,500	(58,700)	38,696	(20,004)
Mexico Government International	Buy	1.000	6/20/23	USD	2,500	(52,096)	38,696	(13,400)
Mexico Government International	Buy	1.000	6/20/23	USD	2,500	(40,807)	38,696	(2,111)
Mexico Government International	Buy	1.000	6/20/23	USD	2,500	(52,895)	38,696	(14,199)
Mexico Government International	Buy	1.000	6/20/23	USD	2,500	(57,038)	38,696	(18,342)
Mexico Government International	Buy	1.000	6/20/23	USD	2,500	(39,694)	38,696	(998)
Mexico Government International	Buy	1.000	6/20/23	USD	2,500	(47,590)	38,696	(8,894)

58        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Mexico Government International		Buy	1.000%	6/20/23	USD	10,850	$(221,279)	$167,939	$(53,340)
Mexico Government International		Buy	1.000	6/20/23	USD	2,500	(35,147)	38,487	3,340
Mexico Government International		Buy	1.000	6/20/23	USD	2,500	(60,296)	38,696	(21,600)
People’s Republic of China		Buy	1.000	6/20/23	USD	11,500	210,118	(175,095)	35,023
Petrobras Global Finance BV		Sell	1.000	12/20/20	USD	3,000	30,535	(83,569)	(53,034)
Petrobras Global Finance BV		Sell	1.000	12/20/20	USD	3,000	30,276	(83,569)	(53,293)
Republic Of South Africa Gover		Buy	1.000	6/20/23	USD	2,500	(135,809)	125,580	(10,229)
Republic Of South Africa Gover		Buy	1.000	6/20/23	USD	5,000	(219,667)	251,161	31,494
Republic Of South Africa Gover		Buy	1.000	6/20/23	USD	2,150	(96,420)	107,999	11,579
Russian Foreign Bond - Eurobon		Buy	1.000	6/20/23	USD	3,700	(66,312)	66,973	661

Total Centrally Cleared Credit Default Swaps							$(411,705)	$348,925	$(62,780)

Over-the-Counter Credit Default Swaps at June 30, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Eskom Holdings Soc Ltd.	GSCOI	Sell	1.000%	12/20/22	USD	4,000	$333,095	$(565,145)	$(232,050)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	3,545	280,477	2,728	283,205
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD	3,000	97,262	(85,050)	12,212
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD	3,000	90,526	(85,050)	5,476
India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	41,903	257,481
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	7,501	135,567	57,745	193,312

Total Over-the-Counter Credit Default Swaps							$1,152,505	$(632,869)	$519,636

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

59        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$2,500,000	$—	BB
Investment Grade Single Name Corporate Debt	5,225,000	—	BBB-
Non-Investment Grade Single Name Corporate Debt	16,000,000	—	BB to CCC+
Investment Grade Sovereign Debt	7,501,000	—	BBB
Non-Investment Grade Sovereign Debt	11,045,000	—	BB-

Total USD	$42,271,000	$—

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month EUR EURIBOR	1.123%	3/8/28	EUR 5,775	$—	$(202,307)	$ (202,307)
BAC	Receive	Six-Month JPY BBA LIBOR	0.296	11/29/27	JPY 13,246,000	—	(734,704)	(734,704)
BNP	Pay	BZDI	7.515	1/2/19	BRL 276,175	—	270,849	270,849
BNP	Pay	BZDI	9.130	1/4/21	BRL 69,585	—	(21,511)	(21,511)
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF 1,925,000	—	(382,880)	(382,880)
CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN 365,760	—	(826,495)	(826,495)
CITNA-B	Pay	Six-Month PLN WIBOR WIBO	2.990	11/17/27	PLN 15,230	—	101,417	101,417
DEU	Pay	JIBA3M	8.310	6/29/28	ZAR 71,700	—	6,469	6,469
DEU	Receive	JIBA3M	7.120	6/29/19	ZAR 513,850	—	(3,975)	(3,975)
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR 73,535	—	21,549	21,549
GSCOI	Pay	BZDI	11.730	1/2/25	BRL 44,700	—	93,028	93,028
GSCOI	Pay	BZDI	10.875	1/4/27	BRL 38,230	—	(292,646)	(292,646)
GSCOI	Pay	EUR006M	1.553	7/4/44	EUR 10,989	—	260,340	260,340
GSCOI	Pay	BZDI	11.590	1/2/25	BRL 44,800	—	46,948	46,948
GSCOI	Pay	COOVIBR	4.610	6/7/20	COP 52,590,000	—	(85,448)	(85,448)
GSCOI	Receive	Six-Month EUR EURIBOR	1.596	4/4/28	EUR 44,800	—	(283,654)	(283,654)

60        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	Six-Month CHF BBA LIBOR	0.884%	4/4/28	CHF 50,400	$—	$(79,789)	$(79,789)
GSCOI	Pay	EUR006M	0.861	8/15/27	EUR 20,370	—	89,912	89,912
GSCOI	Pay	EUR006M	1.482	7/4/44	EUR 8,000	—	43,936	43,936
JPM	Pay	Six-Month HUF BUBOR	1.865	1/24/28	HUF 974,265	—	(283,140)	(283,140)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR 45,000	—	32,206	32,206
SIB	Pay	BZDI	9.825	7/1/20	BRL 1,220,000	—	(668,053)	(668,053)
SIB	Pay	BZDI	11.605	1/2/25	BRL 89,670	—	101,790	101,790
Total Centrally Cleared Interest Rate Swaps						$—	$(2,796,158)	$(2,796,158)

Over-the-Counter Interest Rate Swaps at June 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Six-Month THB THBFIX	2.200%	3/20/22	THB 275,500	$—	$101,097	$101,097
BOA	Pay	NSERO	6.623	3/20/20	INR 5,164,500	—	(399,315)	(399,315)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.705	3/8/23	INR 1,719,375	—	571,370	571,370
BOA	Pay	NSERO	6.700	3/8/20	INR 7,520,625	—	(497,726)	(497,726)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330	1/31/22	INR 590,000	—	(206,715)	(206,715)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.620	3/20/23	INR 1,162,000	—	452,989	452,989
CITNA-B	Receive	THFX6M	1.605	6/6/20	THB 861,000	—	(23,758)	(23,758)
GSCOI	Receive	CNY CNREPOFIX= CFXS	3.785	3/27/23	CNY 71,230	—	(241,123)	(241,123)
GSCOI	Receive	THFX6M	1.500	4/24/20	THB 2,841,250	—	61,440	61,440
GSCOI	Pay	THFX6M	1.955	4/24/23	THB 1,165,920	—	(187,210)	(187,210)
GSCOI	Pay	Six-Month CLP TNA	3.620	2/8/23	CLP 4,677,500	—	(23,740)	(23,740)
JPM	Pay	Six-Month THB THBFIX	2.603	3/24/27	THB 146,800	—	59,162	59,162
JPM	Receive	Three-Month MYR KLIBOR BNM	4.005	2/21/22	MYR 36,770	—	(38,757)	(38,757)
SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR 130,000	—	(531,492)	(531,492)
Total Over-the-Counter Interest Rate Swaps						$—	$(903,778)	$(903,778)

61        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaption Written at June 30, 2018
Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap maturing 6/20/23 Call	JPM	Buy	CDX.NA.HY.30	5.000%	9/19/18	USD	143,514	$947,192	$(703,362)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 4/26/49 Call	BAC	Pay	Six-Month EUR-	1.887%	4/24/19	EUR	8,970	$208,172	$(95,088)
Interest Rate Swap maturing 4/26/49 Call	BAC	Receive	Six-Month EUR-	1.452	4/24/19	EUR	8,970	251,997	(299,119)
Interest Rate Swap maturing 12/20/18 Call	BAC	Receive	Six-Month EUR-	1.350	12/20/18	EUR	15,410	139,528	(216,508)
Interest Rate Swap maturing 5/14/29 Call	BAC	Receive	Three-Month USD-LIBOR-BBA	3.103	5/9/19	USD	125,580	2,767,067	(3,365,302)
Interest Rate Swap maturing 12/12/19 Call	BOA	Pay	Three- Month USD-LIBOR-BBA	2.820	12/10/18	USD	717,270	903,760	(821,547)
Interest Rate Swap maturing 6/12/20 Call	BOA	Pay	Three- Month USD-LIBOR-BBA	2.972	6/10/19	USD	717,270	1,534,958	(1,494,202)
Interest Rate Swap maturing 4/25/29 Call	BOA	Receive	Three- Month USD-LIBOR-BBA	2.980	4/23/19	USD	71,750	1,338,138	(1,469,632)
Interest Rate Swap maturing 5/31/20 Call	BOA	Pay	Three-Month USD-LIBOR-BBA	2.718	5/29/19	USD	717,270	1,434,540	(2,486,890)
Interest Rate Swap maturing 5/16/29 Call	GSCOI	Receive	Three-Month USD-LIBOR-BBA	3.098	5/14/19	USD	80,715	1,759,587	(2,155,685)
Interest Rate Swap maturing 4/26/49 Call	GSCOI	Pay	Six-Month EUR-	1.885	4/24/19	EUR	5,560	129,034	(59,450)

62        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 9/21/48 Call	GSCOI	Pay	Three-Month USD-LIBOR- BBA	3.150%	9/19/18	USD	71,700	$501,900	$(529,497)
Interest Rate Swap maturing 9/14/23 Call	GSCOI	Pay	Six-Month PLN-WIBOR-WIBO	2.610	9/12/18	PLN	28,685	37,604	(20,203)
Interest Rate Swap maturing 4/26/49 Call	GSCOI	Receive	Six-Month EUR-	1.450	4/24/19	EUR	5,560	156,199	(184,052)
Interest Rate Swap maturing 7/9/28 Call	JPM	Pay	Three-Month USD-LIBOR- BBA	3.000	7/5/18	USD	358,855	2,153,130	(203,442)
Interest Rate Swap maturing 7/26/28 Call	JPM	Receive	Six-Month EUR-	1.057	7/24/18	EUR	44,245	239,250	(817,603)
Interest Rate Swap maturing 7/26/28 Call	JPM	Pay	Six-Month EUR-	1.258	7/24/18	EUR	44,245	121,524	(1,243)

Total Over-the-Counter Interest Rate Swaptions Written								$13,676,388	$(14,219,463)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
NOM	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso

63        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
CNY	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CDX.EM 29	Markit CDX Emerging Markets Index
CDX.NA.HY.30	Markit CDX North American High Yield
CNREPOFIX=CFXS	Repurchase Fixing Rates
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA8	EUR Swap Annual 8 Year
EUSA10	EUR Swap Annual 10 Year
EUSA11	EUR Swap Annual 11 Year
FBIL	Financial Benchmarks India Private Ltd.
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate

64        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Definitions (Continued)
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR1	London Interbank Offered Rate-Yearly
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NSERO	India Rupee Floating Rate
OIS	Overnight Index Swap
THBFIX	Thai Baht Interest Rate Fixing
THFX6M	Thailand 6 Month Reference Rate
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

65        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 442,734 shares with net assets of $37,657,844 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

66        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

3. Securities Valuation (Continued)

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

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3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$114,909,435	$—	$114,909,435
Mortgage-Backed Obligations	—	818,216,625	38,007	818,254,632
Foreign Government Obligations	—	675,808,978	—	675,808,978
Corporate Loans	—	13,893,478	—	13,893,478
Corporate Bonds and Notes	—	1,564,375,795	96,002	1,564,471,797
Preferred Stocks	55,940,625	—	—	55,940,625
Common Stocks	1,439,802	125,664	240,577	1,806,043
Rights, Warrants and Certificates	—	58,460	381,876	440,336
Structured Securities	—	10,070,478	—	10,070,478
Short-Term Notes	—	16,952,749	—	16,952,749
Over-the-Counter Options Purchased	—	6,290,761	—	6,290,761
Over-the-Counter Credit Default
Swaption Purchased	—	1,683,419	—	1,683,419
Over-the-Counter Interest Rate
Swaptions Purchased	—	7,615,134	—	7,615,134
Investment Companies	328,414,328	669,583,406	—	997,997,734

Total Investments, at Value	385,794,755	3,899,584,382	756,462	4,286,135,599
Other Financial Instruments:
Swaps, at value	—	1,348,434	—	1,348,434
Centrally cleared swaps, at value	—	2,214,987	—	2,214,987
Futures contracts	1,197,850	—	—	1,197,850
Forward currency exchange contracts	—	29,010,426	—	29,010,426

Total Assets	$386,992,605	$3,932,158,229	$756,462	$4,319,907,296

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,885,081)	$—	$(2,885,081)
Centrally cleared swaps, at value	—	(4,662,220)	—	(4,662,220)
Options written, at value	—	(33,101,967)	—	(33,101,967)
Futures contracts	(1,358,482)	—	—	(1,358,482)
Forward currency exchange contracts	—	(18,333,566)	—	(18,333,566)
Swaptions written, at value	—	(14,922,825)	—	(14,922,825)

Total Liabilities	$(1,358,482)	$(73,905,659)	$—	$(75,264,141)

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 3*	Transfers into Level 2*
Assets Table
Investments, at Value:
Structured Securities	$ (768,957)	$ 768,957

Total Assets	$ (768,957)	$ 768,957

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the

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4. Investments and Risks (Continued)

investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 42.3% of Master Loan and 21.7% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values,

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery

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4. Investments and Risks (Continued)

basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$816,627,461
Sold securities	356,823,839

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $1,163,789 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $16,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$25,191,484
Market Value	$2,416,247
Market Value as % of Net Assets	0.06%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the

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5. Market Risk Factors (Continued)

U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $839,618,320 and $1,084,897,360, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement

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6. Use of Derivatives (Continued)

of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $382,105,659 and $526,347,160 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,380,377 and $1,471,845 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $2,103,343 and $13,097,879 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue

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6. Use of Derivatives (Continued)

of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $63,698,300 and $64,342,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $566,457,741 and $913,040,172 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $18,978,770 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

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6. Use of Derivatives (Continued)

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

81        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $7,524,059 and $7,740,868 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $7,535,584.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the

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6. Use of Derivatives (Continued)

event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

84        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 8/17/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 8/17/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date: 8/17/2018